UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Limited Duration Income Fund (EVV)

Annual Report

March 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2017

Eaton Vance

Limited Duration Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	61

Federal Tax Information	62

Annual Meeting of Shareholders	63

Dividend Reinvestment Plan	64

Management and Organization	66

Important Notices	69

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets experienced several distinct periods of volatility for the 12 months ended March 31, 2017. The period was characterized by rising populist sentiment and unexpected political outcomes. Donald Trump’s victory in the U.S. presidential election defied both the polls and pundits — a historic upset that came just months after the U.K.’s stunning vote to leave the European Union. Italy’s December rejection of constitutional reforms, while less surprising, was yet another example of the global backlash against establishment politics.

Periods of volatility were driven by concerns about global growth, declining energy prices, the June 2016 “Brexit” vote and the U.S. elections. The rise in rates that began after the Brexit low accelerated on concerns that new economic and fiscal policies would swell budget deficits and put upward pressure on inflation. The Federal Reserve raised rates twice during the 12-month period, with the federal funds rate rising to a range of 0.75% to 1% at the March meeting.

Against this backdrop, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index2 and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.26% and 0.44%, respectively, during the 12-month period. The BofA Merrill Lynch U.S. High Yield Index returned 16.88%, while the S&P/LSTA Leveraged Loan Index, a loan market barometer, returned 9.72% for the 12-month period.

Fund Performance

For the 12-month period ended March 31, 2017, Eaton Vance Limited Duration Income Fund (the Fund) had total returns of 12.99% at net asset value (NAV) and 13.85% at market price.

The Fund’s investments in agency mortgage-backed securities (MBS) outperformed the U.S. Treasury market, as measured by the BofA Merrill Lynch 1-10 Year U.S. Treasury Index (Treasury Index). The agency MBS the Fund invested in have a shorter duration8 than the Treasury Index, which aided performance as U.S. Treasury yields saw a dramatic rise after the U.S. election. The Fund also benefitted from its investment in negative duration interest only agency MBS, which saw substantial spread tightening as U.S. Treasury yields rose and prepayment declined, providing additional yield on the securities.

The Fund’s high-yield bond investments posted solid gains at net asset value for the one-year period, but underperformed the high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index. The Fund’s underperformance was primarily driven by a focus on higher quality, less volatile bonds, especially in the B and CCC-rated9 segments. In the energy sector, the Fund’s focus on higher quality, low-cost exploration and production companies weighed on performance, as the lower quality, higher beta names in the energy sector generally outperformed. In the metals/mining sector, the Fund’s underweight, as well as lack of exposure to unsecured coal and iron ore bonds, impeded performance.

With respect to duration, the Fund’s overweight in shorter duration bonds, with a duration between zero and two years, was a detriment to performance as longer duration bonds outperformed. The largest contributors to relative performance were credit selection in the services and telecommunications sectors and an underweight in the lesser-performing homebuilders/real estate sector. The Fund also got a boost from a small post-restructuring equity position in an energy services company that returned over 140% for the one-year period.

The Fund’s floating-rate loan investments outperformed the loan market, as measured by the S&P/LSTA Leveraged Loan Index. The Fund bank loan performance was enhanced by both credit selection as well as several industry weightings. Market overweight in nonferrous metals and minerals and a market underweight of oil and gas both contributed to the outperformance, with a market overweight to financial intermediaries, which underperformed, slightly detracting from Fund performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Performance3

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Michael W. Weilheimer, CFA, Catherine McDermott, Andrew Szczurowski, CFA, and Eric A. Stein, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	12.99%	6.58%	7.13%
Fund at Market Price	—	13.85	5.35	6.11

% Premium/Discount to NAV[4]
				–8.47%

Distributions[5]
Total Distributions per share for the period				$1.115
Distribution Rate at NAV				6.89%
Distribution Rate at Market Price				7.52%

% Total Leverage[6]
Auction Preferred Shares (APS)				9.75%
Borrowings				26.06

Fund Profile

Asset Allocation (% of total investments)7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of Treasury securities with maturities ranging from 1 to 10 years. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Prior to August 24, 2016, Bloomberg Barclays U.S. Aggregate Bond Index was named Barclays U.S. Aggregate Bond Index. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Asset allocation as a percentage of the Fund’s net assets amounted to 155.6%.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

4

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments

Senior Floating-Rate Loans — 54.6%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.7%
IAP Worldwide Services, Inc.
Revolving Loan, 1.38%, Maturing July 18, 2018(2)		172	$170,368
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		232	185,481
Silver II US Holdings, LLC
Term Loan, 4.15%, Maturing December 13, 2019		4,741	4,482,362
TransDigm, Inc.
Term Loan, 4.12%, Maturing February 28, 2020		1,417	1,418,132
Term Loan, 4.14%, Maturing June 4, 2021		2,383	2,380,888
Term Loan, 3.98%, Maturing June 9, 2023		3,317	3,305,495
Wesco Aircraft Hardware Corp.
Term Loan, 3.99%, Maturing October 4, 2021		1,121	1,116,578

			$13,059,304

Automotive — 1.9%
Allison Transmission, Inc.
Term Loan, 2.99%, Maturing September 23, 2022		1,792	$1,810,853
American Axle and Manufacturing, Inc.
Term Loan, Maturing March 8, 2024(4)		3,575	3,585,428
CS Intermediate Holdco 2, LLC
Term Loan, 3.90%, Maturing October 26, 2023		1,725	1,744,102
Dayco Products, LLC
Term Loan, 5.30%, Maturing December 12, 2019		1,285	1,298,103
FCA US, LLC
Term Loan, 3.39%, Maturing December 31, 2018		1,597	1,604,268
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		6,092	6,080,395
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 2.86%, Maturing April 30, 2019		2,258	2,279,788
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021		441	447,482
Lumileds Holding B.V.
Term Loan, Maturing February 27, 2024(4)		1,275	1,290,938
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		6,037	6,056,015
Sage Automotive Holdings, Inc.
Term Loan, 6.00%, Maturing October 27, 2022		873	877,177
TI Group Automotive Systems, LLC
Term Loan, 3.73%, Maturing June 30, 2022		1,404	1,413,275
Term Loan, 3.75%, Maturing June 30, 2022	EUR	936	1,009,072

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Tower Automotive Holdings USA, LLC
Term Loan, 3.63%, Maturing March 7, 2024		3,196	$3,194,015

			$32,690,911

Beverage and Tobacco — 0.2%
9941762 Canada, Inc.
Term Loan, 4.89%, Maturing December 15, 2023		2,594	$2,622,677
Flavors Holdings, Inc.
Term Loan, 6.90%, Maturing April 3, 2020		919	799,312
Term Loan - Second Lien, 11.15%, Maturing October 3, 2021(3)		1,000	625,000
Jacobs Douwe Egberts International B.V.
Term Loan, 3.00%, Maturing July 2, 2022	EUR	126	135,866

			$4,182,855

Brokerage / Securities Dealers / Investment Houses — 0.2%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing November 23, 2020		636	$642,200
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021		2,292	2,182,897
Salient Partners L.P.
Term Loan, 9.52%, Maturing May 19, 2021		866	831,060
Virtus Investment Partners, Inc.
Term Loan, Maturing February 28, 2024(4)		575	583,625

			$4,239,782

Building and Development — 1.3%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.73%, Maturing October 31, 2023		3,050	$3,067,156
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019		1,225	1,237,250
CPG International, Inc.
Term Loan, 4.90%, Maturing September 30, 2020		1,740	1,752,629
DTZ U.S. Borrower, LLC
Term Loan, 4.30%, Maturing November 4, 2021		4,185	4,215,934
Headwaters, Incorporated
Term Loan, 4.00%, Maturing March 24, 2022		487	488,447
Henry Company, LLC
Term Loan, 5.50%, Maturing October 5, 2023		2,369	2,403,118
Quikrete Holdings, Inc.
Term Loan, 4.23%, Maturing November 15, 2023		3,117	3,153,556
RE/MAX International, Inc.
Term Loan, 3.90%, Maturing December 15, 2023		2,279	2,289,308

5	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Realogy Corporation
Term Loan, 3.23%, Maturing July 20, 2022	928	$936,206
Summit Materials Companies I, LLC
Term Loan, 3.75%, Maturing July 17, 2022	712	720,104
WireCo WorldGroup, Inc.
Term Loan, 6.50%, Maturing September 30, 2023	697	704,045
Term Loan - Second Lien, 10.00%, Maturing September 30, 2024	1,650	1,661,344

		$22,629,097

Business Equipment and Services — 4.3%
Acosta Holdco, Inc.
Term Loan, 4.29%, Maturing September 26, 2021	2,226	$2,093,285
AlixPartners, LLP
Term Loan, 4.00%, Maturing July 28, 2022	2,399	2,417,804
Term Loan, Maturing April 29, 2024(4)	2,200	2,213,750
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	1,517	1,463,972
Camelot UK Holdco Limited
Term Loan, 4.75%, Maturing October 3, 2023	1,368	1,374,281
Cast and Crew Payroll, LLC
Term Loan, 4.65%, Maturing August 12, 2022	474	476,774
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	479	480,308
Change Healthcare Holdings, Inc.
Term Loan, 3.75%, Maturing March 1, 2024	7,725	7,747,534
Corporate Capital Trust, Inc.
Term Loan, 4.44%, Maturing May 20, 2019	2,224	2,230,922
CPM Holdings, Inc.
Term Loan, 5.25%, Maturing April 11, 2022	345	350,198
Crossmark Holdings, Inc.
Term Loan, 4.65%, Maturing December 20, 2019	1,990	1,522,028
Education Management, LLC
Term Loan, 5.51%, Maturing July 2, 2020(3)	466	330,649
Term Loan, 8.51%, Maturing July 2, 2020(3)	885	0
EIG Investors Corp.
Term Loan, 6.53%, Maturing November 9, 2019	4,902	4,941,164
Term Loan, 6.04%, Maturing February 9, 2023	2,955	2,979,166
Extreme Reach, Inc.
Term Loan, 7.28%, Maturing February 7, 2020	1,796	1,819,022
First Data Corporation
Term Loan, 3.98%, Maturing July 10, 2022	5,178	5,225,714

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		294	$295,805
Term Loan, 4.00%, Maturing November 6, 2020		1,695	1,702,866
Term Loan, 4.75%, Maturing November 6, 2020	CAD	5,746	4,148,068
Global Payments, Inc.
Term Loan, 3.48%, Maturing April 22, 2023		413	416,764
IG Investment Holdings, LLC
Term Loan, 6.15%, Maturing October 29, 2021		2,498	2,521,840
Information Resources, Inc.
Term Loan, 5.25%, Maturing January 18, 2024		1,025	1,039,254
ION Trading Finance Limited
Term Loan, 4.00%, Maturing August 11, 2023	EUR	1,346	1,452,072
Term Loan, 4.15%, Maturing August 11, 2023		451	451,025
J.D. Power and Associates
Term Loan, 5.25%, Maturing September 7, 2023		871	877,155
KAR Auction Services, Inc.
Term Loan, 4.19%, Maturing March 11, 2021		3,340	3,366,205
Kronos Incorporated
Term Loan, 5.03%, Maturing November 1, 2023		7,007	7,055,614
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		1,356	1,318,953
Monitronics International, Inc.
Term Loan, 6.65%, Maturing September 30, 2022		2,949	2,986,485
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		1,616	1,622,400
Prime Security Services Borrower, LLC
Term Loan, 4.25%, Maturing May 2, 2022		2,017	2,037,393
Spin Holdco, Inc.
Term Loan, 4.29%, Maturing November 14, 2019		3,967	3,973,429
Trans Union, LLC
Term Loan, 3.48%, Maturing April 9, 2023		296	298,853
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.29%, Maturing September 2, 2021		1,506	1,519,524
Vestcom Parent Holdings, Inc.
Term Loan, 5.25%, Maturing December 19, 2023		623	628,893
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		314	313,725

			$75,692,894

Cable and Satellite Television — 2.0%
Altice US Finance I Corporation
Term Loan, 3.98%, Maturing January 15, 2025		1,421	$1,426,768
Atlantic Broadband Finance, LLC
Term Loan, 3.48%, Maturing November 30, 2019		783	786,160

6	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Charter Communications Operating, LLC
Term Loan, 2.99%, Maturing July 1, 2020		360	$361,123
Term Loan, 3.23%, Maturing January 15, 2024		2,401	2,415,589
CSC Holdings, LLC
Term Loan, 3.94%, Maturing October 11, 2024		4,065	4,063,773
MCC Iowa, LLC
Term Loan, 3.45%, Maturing January 29, 2021		1,107	1,115,170
Term Loan, 3.70%, Maturing June 30, 2021		1,143	1,153,222
Mediacom Illinois, LLC
Term Loan, 3.20%, Maturing February 15, 2024		635	638,817
Numericable Group S.A.
Term Loan, 4.00%, Maturing July 31, 2023	EUR	815	869,141
Numericable U.S., LLC
Term Loan, 5.29%, Maturing January 15, 2024		1,017	1,023,798
Radiate Holdco, LLC
Term Loan, 3.98%, Maturing February 1, 2024		850	855,388
Telenet International Finance S.a.r.l.
Term Loan, 3.91%, Maturing January 31, 2025		2,325	2,338,622
UPC Financing Partnership
Term Loan, 3.66%, Maturing April 15, 2025		3,100	3,113,563
Virgin Media Bristol, LLC
Term Loan, 3.66%, Maturing January 31, 2025		8,050	8,080,188
Ziggo Secured Finance B.V.
Term Loan, 3.00%, Maturing April 15, 2025	EUR	2,625	2,801,598
Ziggo Secured Finance Partnership
Term Loan, 3.41%, Maturing April 15, 2025		4,150	4,154,445

			$35,197,365

Chemicals and Plastics — 2.5%
Alpha 3 B.V.
Term Loan, 4.15%, Maturing January 31, 2024		650	$654,062
Aruba Investments, Inc.
Term Loan, 4.65%, Maturing February 2, 2022		370	371,733
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.65%, Maturing February 1, 2023		2,898	2,926,763
Chemours Company (The)
Term Loan, 6.00%, Maturing May 12, 2022		789	790,749
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		649	654,003
Term Loan - Second Lien, 8.75%, Maturing August 1, 2022		725	726,209
Ferro Corporation
Term Loan, 3.54%, Maturing February 14, 2024		500	504,062

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Flint Group GmbH
Term Loan, 4.00%, Maturing September 7, 2021		194	$194,366
Flint Group US, LLC
Term Loan, 4.00%, Maturing September 7, 2021		1,171	1,175,753
GCP Applied Technologies, Inc.
Term Loan, 4.40%, Maturing February 3, 2022		644	651,142
Gemini HDPE, LLC
Term Loan, 4.04%, Maturing August 7, 2021		2,048	2,071,865
Huntsman International, LLC
Term Loan, 3.98%, Maturing April 19, 2019		822	826,405
Term Loan, 3.73%, Maturing October 1, 2021		995	1,004,944
Term Loan, 3.98%, Maturing April 1, 2023		2,264	2,289,091
Ineos Finance PLC
Term Loan, 3.25%, Maturing March 31, 2022	EUR	515	548,595
Ineos US Finance, LLC
Term Loan, 3.73%, Maturing March 31, 2022		833	838,106
Term Loan, 3.73%, Maturing April 1, 2024		773	777,411
Kraton Polymers, LLC
Term Loan, 5.00%, Maturing January 6, 2022		2,946	2,979,212
Kronos Worldwide, Inc.
Term Loan, 4.15%, Maturing February 18, 2020		388	388,808
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		392	396,215
Term Loan, 4.98%, Maturing June 7, 2023		3,508	3,542,250
Minerals Technologies, Inc.
Term Loan, 3.29%, Maturing February 14, 2024		1,292	1,310,885
Orion Engineered Carbons GmbH
Term Loan, 3.75%, Maturing July 25, 2021	EUR	1,064	1,150,874
Term Loan, 4.15%, Maturing July 25, 2021		733	740,124
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		1,233	1,206,228
PolyOne Corporation
Term Loan, 3.13%, Maturing November 12, 2022		593	598,429
PQ Corporation
Term Loan, 5.29%, Maturing November 4, 2022		1,464	1,481,210
Solenis International L.P.
Term Loan, 4.30%, Maturing July 31, 2021		387	388,330
Term Loan, 4.50%, Maturing July 31, 2021	EUR	1,268	1,372,874
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		83	83,360
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		470	472,376
Tata Chemicals North America, Inc.
Term Loan, 3.94%, Maturing August 7, 2020		1,112	1,112,477

7	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		2,849	$2,882,196
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.65%, Maturing March 19, 2020		2,402	2,419,997
Univar, Inc.
Term Loan, 3.73%, Maturing July 1, 2022		3,792	3,801,851
Versum Materials, Inc.
Term Loan, 3.65%, Maturing September 29, 2023		721	730,843
Zep, Inc.
Term Loan, 5.00%, Maturing June 26, 2022		393	398,895

			$44,462,693

Clothing / Textiles — 0.2%
Ascena Retail Group, Inc.
Term Loan, 5.50%, Maturing August 21, 2022		3,755	$3,403,375

			$3,403,375

Conglomerates — 0.2%
Bestway UK Holdco Limited
Term Loan, 4.76%, Maturing October 6, 2021	GBP	1,103	$1,390,036
Spectrum Brands, Inc.
Term Loan, 3.40%, Maturing June 23, 2022		1,794	1,809,007

			$3,199,043

Containers and Glass Products — 1.2%
Berry Plastics Group, Inc.
Term Loan, 3.50%, Maturing October 1, 2022		1,116	$1,126,077
BWAY Holding Company
Term Loan, Maturing March 22, 2024(4)		1,125	1,124,297
Flex Acquisition Company, Inc.
Term Loan, 4.25%, Maturing December 29, 2023		2,300	2,319,407
Horizon Holdings III SAS
Term Loan, 3.75%, Maturing December 22, 2022	EUR	1,925	2,067,494
Libbey Glass, Inc.
Term Loan, 3.85%, Maturing April 9, 2021		504	506,983
Pelican Products, Inc.
Term Loan, 5.40%, Maturing April 10, 2020		360	359,845
Reynolds Group Holdings, Inc.
Term Loan, 3.98%, Maturing February 5, 2023		10,092	10,145,429
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.00%, Maturing March 13, 2022		2,817	2,836,339

			$20,485,871

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.3%
Coty, Inc.
Term Loan, 3.31%, Maturing October 27, 2022		1,040	$1,046,023
Galleria Co.
Term Loan, 3.81%, Maturing September 29, 2023		2,100	2,117,063
KIK Custom Products, Inc.
Term Loan, 5.65%, Maturing August 26, 2022		1,315	1,330,615
Prestige Brands, Inc.
Term Loan, 3.73%, Maturing January 26, 2024		751	758,222

			$5,251,923

Drugs — 2.5%
Albany Molecular Research, Inc.
Term Loan, 6.01%, Maturing July 16, 2021		2,843	$2,871,094
Alkermes, Inc.
Term Loan, 3.58%, Maturing September 25, 2021		1,147	1,158,548
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021		1,798	1,802,641
Amneal Pharmaceuticals, LLC
Term Loan, 4.65%, Maturing November 1, 2019		4,641	4,655,317
Arbor Pharmaceuticals, Inc.
Term Loan, 6.15%, Maturing July 5, 2023		2,938	2,992,896
DPx Holdings B.V.
Term Loan, 4.40%, Maturing March 11, 2021		2,130	2,135,893
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 4.00%, Maturing September 26, 2022		3,580	3,585,902
Horizon Pharma, Inc.
Term Loan, 4.90%, Maturing March 15, 2024		1,096	1,104,094
Jaguar Holding Company II
Term Loan, 4.33%, Maturing August 18, 2022		6,495	6,524,308
Mallinckrodt International Finance S.A.
Term Loan, 3.90%, Maturing September 24, 2024		5,086	5,091,919
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.57%, Maturing April 1, 2022		11,049	11,092,182

			$43,014,794

Ecological Services and Equipment — 0.4%
Advanced Disposal Services, Inc.
Term Loan, 3.70%, Maturing November 10, 2023		2,510	$2,530,957
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		2,186	2,215,820
GFL Environmental, Inc.
Term Loan, 4.75%, Maturing September 27, 2023	CAD	1,592	1,198,624
Term Loan, 3.90%, Maturing September 29, 2023		970	974,369

			$6,919,770

8	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 5.0%
Answers Corporation
Term Loan, 0.00%, Maturing October 3, 2021(5)	3,002	$1,426,009
Applied Systems, Inc.
Term Loan, 4.40%, Maturing January 25, 2021	2,253	2,266,978
Aptean, Inc.
Term Loan, 6.00%, Maturing December 20, 2022	950	962,766
Avast Software B.V.
Term Loan, 4.25%, Maturing September 30, 2023	2,370	2,370,000
Campaign Monitor Finance Pty. Limited
Term Loan, 6.40%, Maturing March 18, 2021	901	878,217
CommScope, Inc.
Term Loan, 3.48%, Maturing December 29, 2022	1,844	1,857,712
Cypress Semiconductor Corporation
Term Loan, 4.58%, Maturing July 5, 2021	1,316	1,330,647
Electrical Components International, Inc.
Term Loan, 5.90%, Maturing May 28, 2021	2,032	2,048,661
Electro Rent Corporation
Term Loan, 6.00%, Maturing January 19, 2024	1,471	1,488,478
Entegris, Inc.
Term Loan, 3.23%, Maturing April 30, 2021	295	297,327
Excelitas Technologies Corp.
Term Loan, 6.15%, Maturing October 31, 2020	1,981	1,981,758
Eze Castle Software, Inc.
Term Loan, 4.15%, Maturing April 6, 2020	731	733,923
Go Daddy Operating Company, LLC
Term Loan, 0.00%, Maturing February 15, 2024(2)	3,637	3,645,572
Term Loan, 3.41%, Maturing February 15, 2024	2,738	2,743,772
Hyland Software, Inc.
Term Loan, 4.23%, Maturing July 1, 2022	3,157	3,189,393
Infoblox, Inc.
Term Loan, 6.00%, Maturing November 1, 2023	1,050	1,063,125
Infor (US), Inc.
Term Loan, 3.90%, Maturing February 1, 2022	9,126	9,132,845
Informatica Corporation
Term Loan, 4.65%, Maturing August 5, 2022	3,620	3,606,908
Lattice Semiconductor Corporation
Term Loan, 5.26%, Maturing March 10, 2021	663	662,882
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 3.86%, Maturing May 7, 2021	1,053	1,071,152
MA FinanceCo., LLC
Term Loan, 4.79%, Maturing November 20, 2019	2,129	2,147,264
Term Loan, 4.79%, Maturing November 19, 2021	2,522	2,545,685
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	2,826	2,841,365

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MH Sub I, LLC
Term Loan, 0.00%, Maturing July 8, 2021(2)	265	$266,981
Term Loan, 4.75%, Maturing July 8, 2021	484	488,210
Term Loan, 4.75%, Maturing July 8, 2021	1,560	1,575,400
Microsemi Corporation
Term Loan, 3.23%, Maturing January 15, 2023	534	537,811
MTS Systems Corporation
Term Loan, 5.08%, Maturing July 5, 2023	1,592	1,608,875
Renaissance Learning, Inc.
Term Loan, 4.90%, Maturing April 9, 2021	897	901,036
Term Loan - Second Lien, 8.15%, Maturing April 11, 2022	300	299,875
Rocket Software, Inc.
Term Loan, 5.40%, Maturing October 14, 2023	1,368	1,384,371
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	258	250,012
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	5,124	4,723,550
Southwire Company
Term Loan, 3.38%, Maturing February 10, 2021	1,287	1,298,701
SS&C Technologies, Inc.
Term Loan, 3.23%, Maturing July 8, 2022	171	172,394
Term Loan, 3.23%, Maturing July 8, 2022	2,002	2,016,677
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	2,963	2,965,035
Sutherland Global Services, Inc.
Term Loan, 6.15%, Maturing April 23, 2021	1,107	1,074,038
Synchronoss Technologies, Inc.
Term Loan, 4.08%, Maturing January 19, 2024	925	923,381
Syncsort Incorporated
Term Loan, 6.40%, Maturing December 9, 2022	873	875,268
Uber Technologies
Term Loan, 5.00%, Maturing July 13, 2023	3,632	3,634,020
Veritas US, Inc.
Term Loan, 6.77%, Maturing January 27, 2023	3,751	3,733,800
VF Holding Corp.
Term Loan, 4.25%, Maturing June 30, 2023	2,811	2,829,950
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing August 26, 2023	923	927,013
Western Digital Corporation
Term Loan, 3.73%, Maturing April 29, 2023	2,700	2,721,990
Zebra Technologies Corporation
Term Loan, 3.60%, Maturing October 27, 2021	2,056	2,075,540

		$87,576,367

9	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.6%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.23%, Maturing September 20, 2020	325	$328,975
Term Loan, 3.73%, Maturing March 20, 2022	4,900	4,974,181
Flying Fortress, Inc.
Term Loan, 3.40%, Maturing April 30, 2020	4,712	4,755,349

		$10,058,505

Financial Intermediaries — 2.2%
AerCap Holdings N.V.
Term Loan, 3.40%, Maturing October 6, 2023	3,275	$3,309,456
Americold Realty Operating Partnership L.P.
Term Loan, 4.75%, Maturing December 1, 2022	508	515,973
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	1,733	1,737,676
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	2,475	2,487,375
Citco Funding, LLC
Term Loan, 3.98%, Maturing June 29, 2018	3,152	3,164,154
Term Loan, 3.98%, Maturing March 23, 2022	925	930,203
Clipper Acquisitions Corp.
Term Loan, 3.31%, Maturing February 6, 2020	1,580	1,587,326
Coinstar, LLC
Term Loan, 5.25%, Maturing September 27, 2023	522	528,007
Donnelley Financial Solutions, Inc.
Term Loan, 5.00%, Maturing September 30, 2023	1,821	1,840,007
Freedom Mortgage Corporation
Term Loan, 6.86%, Maturing February 26, 2022	600	609,750
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,192	1,194,575
Guggenheim Partners, LLC
Term Loan, 3.73%, Maturing July 21, 2023	3,088	3,112,637
Harbourvest Partners, LLC
Term Loan, 3.38%, Maturing February 4, 2021	797	801,021
LPL Holdings, Inc.
Term Loan, Maturing March 10, 2024(4)	1,600	1,609,667
MIP Delaware, LLC
Term Loan, 4.15%, Maturing March 9, 2020	226	226,561
NXT Capital, Inc.
Term Loan, 5.50%, Maturing November 22, 2022	3,069	3,099,185
Ocwen Financial Corporation
Term Loan, 6.00%, Maturing December 5, 2020	469	475,023
Quality Care Properties, Inc.
Term Loan, 6.25%, Maturing October 31, 2022	5,062	5,174,635

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Sesac Holdco II, LLC
Term Loan, 4.26%, Maturing February 23, 2024		650	$651,828
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		835	843,608
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 18, 2020		5,889	5,093,088

			$38,991,755

Food Products — 1.7%
AdvancePierre Foods, Inc.
Term Loan, 4.00%, Maturing June 2, 2023		1,846	$1,869,259
Blue Buffalo Company Ltd.
Term Loan, 3.78%, Maturing August 8, 2019		1,338	1,352,562
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		934	937,806
Del Monte Foods, Inc.
Term Loan, 4.31%, Maturing February 18, 2021		4,170	3,468,450
Dole Food Company, Inc.
Term Loan, 4.58%, Maturing November 1, 2018		2,500	2,510,635
High Liner Foods Incorporated
Term Loan, 4.27%, Maturing April 24, 2021		1,005	1,005,978
HLF Financing S.a.r.l.
Term Loan, 6.48%, Maturing February 13, 2023		1,800	1,797,376
JBS USA, LLC
Term Loan, 3.29%, Maturing October 30, 2022		7,500	7,527,345
Nature’s Bounty Co. (The)
Term Loan, 4.65%, Maturing May 5, 2023		4,541	4,567,708
Term Loan, 5.25%, Maturing May 5, 2023	GBP	993	1,255,567
Oak Tea, Inc.
Term Loan, 3.50%, Maturing July 2, 2022		1,601	1,612,044
Pinnacle Foods Finance, LLC
Term Loan, 2.81%, Maturing February 2, 2024		948	953,125
R&R Ice Cream PLC
Term Loan, 3.00%, Maturing September 29, 2023	EUR	1,500	1,617,202

			$30,475,057

Food Service — 1.4%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.31%, Maturing February 16, 2024		8,137	$8,164,661
Centerplate, Inc.
Term Loan, 4.82%, Maturing November 26, 2019		1,131	1,131,020
Focus Brands, Inc.
Term Loan, 5.00%, Maturing October 3, 2023		408	411,948

10	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
Landry’s, Inc.
Term Loan, 4.04%, Maturing October 4, 2023	3,012	$3,042,318
Manitowoc Foodservice, Inc.
Term Loan, 4.00%, Maturing March 3, 2023	1,883	1,903,873
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018	665	670,403
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.90%, Maturing May 14, 2020	313	315,094
TKC Holdings, Inc.
Term Loan, 4.75%, Maturing February 1, 2023	1,225	1,237,441
Weight Watchers International, Inc.
Term Loan, 4.20%, Maturing April 2, 2020	6,636	6,213,242
Yum! Brands, Inc.
Term Loan, 2.98%, Maturing June 16, 2023	1,194	1,201,313

		$24,291,313

Food / Drug Retailers — 0.6%
Albertsons, LLC
Term Loan, 3.98%, Maturing August 22, 2021	3,979	$4,002,992
Term Loan, 4.40%, Maturing December 22, 2022	697	701,402
Term Loan, 4.30%, Maturing June 22, 2023	3,267	3,290,002
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	550	552,956
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021	700	702,917
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	1,040	1,050,071

		$10,300,340

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 5.75%, Maturing November 3, 2023	2,239	$2,258,339

		$2,258,339

Health Care — 5.2%
Acadia Healthcare Company, Inc.
Term Loan, 3.98%, Maturing February 11, 2022	293	$295,633
ADMI Corp.
Term Loan, 4.80%, Maturing April 30, 2022	1,874	1,897,583
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	1,115	1,128,489

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	1,877	$1,881,132
Alliance Healthcare Services, Inc.
Term Loan, 4.31%, Maturing June 3, 2019	1,356	1,352,571
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.65%, Maturing August 4, 2021	1,306	1,310,442
Auris Luxembourg III S.a.r.l.
Term Loan, 4.15%, Maturing January 17, 2022	980	990,763
Beaver-Visitec International, Inc.
Term Loan, 6.15%, Maturing August 21, 2023	970	970,125
BioClinica, Inc.
Term Loan, 5.25%, Maturing October 20, 2023	798	806,977
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019	618	619,891
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	3,419	3,435,807
CeramTec Acquisition Corporation
Term Loan, 4.30%, Maturing August 30, 2020	173	174,331
CHG Healthcare Services, Inc.
Term Loan, 4.75%, Maturing June 7, 2023	2,625	2,653,863
Community Health Systems, Inc.
Term Loan, 3.80%, Maturing December 31, 2019	2,810	2,797,878
Concentra, Inc.
Term Loan, 4.06%, Maturing June 1, 2022	596	600,011
Convatec, Inc.
Term Loan, 3.48%, Maturing October 31, 2023	700	707,000
CPI Holdco, LLC
Term Loan, 5.15%, Maturing March 15, 2024	775	781,781
DaVita HealthCare Partners, Inc.
Term Loan, 3.73%, Maturing June 24, 2021	4,133	4,186,620
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	2,586	2,511,826
Envision Healthcare Corporation
Term Loan, 4.15%, Maturing December 1, 2023	7,282	7,363,670
Faenza Acquisition GmbH
Term Loan, 4.30%, Maturing August 30, 2020	453	456,041
Term Loan, 4.30%, Maturing August 30, 2020	1,484	1,494,002
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.90%, Maturing October 28, 2023	697	701,027
Global Healthcare Exchange, LLC
Term Loan, 5.25%, Maturing August 15, 2022	1,256	1,274,802
Greatbatch Ltd.
Term Loan, 4.50%, Maturing October 27, 2022	1,994	1,998,472

11	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.19%, Maturing January 31, 2025	4,025	$4,039,744
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	3,179	3,179,005
Indivior Finance S.a.r.l.
Term Loan, 7.04%, Maturing December 19, 2019	1,116	1,123,992
inVentiv Health, Inc.
Term Loan, 4.80%, Maturing November 9, 2023	2,743	2,756,596
Kindred Healthcare, Inc.
Term Loan, 4.56%, Maturing April 9, 2021	3,301	3,305,195
Kinetic Concepts, Inc.
Term Loan, Maturing February 2, 2024(4)	3,200	3,201,667
KUEHG Corp.
Term Loan, 5.40%, Maturing August 12, 2022	1,779	1,794,197
Medical Depot Holdings, Inc.
Term Loan, 6.50%, Maturing January 3, 2023	870	843,967
MMM Holdings, Inc.
Term Loan, 10.25%, Maturing June 30, 2019	1,011	990,363
MPH Acquisition Holdings, LLC
Term Loan, 4.90%, Maturing June 7, 2023	2,714	2,751,102
MSO of Puerto Rico, Inc.
Term Loan, 10.25%, Maturing December 12, 2017	735	719,989
National Mentor Holdings, Inc.
Term Loan, 4.40%, Maturing January 31, 2021	679	681,687
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	359	186,503
Onex Carestream Finance L.P.
Term Loan, 5.15%, Maturing June 7, 2019	2,495	2,414,201
Opal Acquisition, Inc.
Term Loan, 5.09%, Maturing November 27, 2020	2,297	2,155,651
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	4,085	4,059,993
Press Ganey Holdings, Inc.
Term Loan, 4.25%, Maturing October 21, 2023	873	876,359
Quintiles IMS Incorporated
Term Loan, 3.05%, Maturing March 1, 2024	4,164	4,196,931
RadNet, Inc.
Term Loan, 4.28%, Maturing June 30, 2023	1,706	1,720,113
Select Medical Corporation
Term Loan, 4.50%, Maturing March 6, 2024	1,950	1,970,719
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.40%, Maturing May 15, 2022	837	840,390

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Team Health Holdings, Inc.
Term Loan, 3.75%, Maturing February 6, 2024		2,425	$2,418,634
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		1,866	1,866,250

			$90,483,985

Home Furnishings — 0.3%
Serta Simmons Bedding, LLC
Term Loan, 4.54%, Maturing November 8, 2023		5,325	$5,356,380

			$5,356,380

Industrial Equipment — 2.7%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		3,310	$3,289,182
Blount International, Inc.
Term Loan, 7.25%, Maturing April 12, 2023		1,144	1,155,692
Delachaux S.A.
Term Loan, 4.65%, Maturing October 28, 2021		544	541,987
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		1,071	1,084,753
EWT Holdings III Corp.
Term Loan, 4.90%, Maturing January 15, 2021		1,130	1,138,197
Term Loan, 5.65%, Maturing January 15, 2021		693	699,064
Filtration Group Corporation
Term Loan, 4.30%, Maturing November 21, 2020		2,334	2,357,788
Gardner Denver, Inc.
Term Loan, 4.56%, Maturing July 30, 2020		4,744	4,740,348
Term Loan, 4.75%, Maturing July 30, 2020	EUR	458	491,898
Gates Global, LLC
Term Loan, 4.40%, Maturing July 6, 2021		6,982	7,004,004
Term Loan, Maturing March 17, 2024(4)	EUR	1,000	1,066,800
Generac Power Systems, Inc.
Term Loan, 3.75%, Maturing May 31, 2023		1,587	1,606,632
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		3,364	3,386,427
Milacron, LLC
Term Loan, 3.98%, Maturing September 28, 2023		3,342	3,362,510
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		3,130	2,989,550
Paternoster Holding IV GmbH
Term Loan, 6.00%, Maturing March 31, 2022	EUR	1,100	1,185,948
Rexnord, LLC
Term Loan, 3.84%, Maturing August 21, 2023		6,862	6,895,951

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Signode Industrial Group US, Inc.
Term Loan, 4.06%, Maturing May 1, 2021	1,305	$1,315,323
STS Operating, Inc.
Term Loan, 4.77%, Maturing February 12, 2021	381	377,206
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022	749	749,748
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018	496	496,084
Term Loan, Maturing March 29, 2024(4)	625	623,437

		$46,558,529

Insurance — 1.8%
Alliant Holdings I, Inc.
Term Loan, 4.39%, Maturing August 12, 2022	2,806	$2,829,465
AmWINS Group, Inc.
Term Loan, 4.32%, Maturing January 25, 2024	2,594	2,603,495
AssuredPartners, Inc.
Term Loan, 5.25%, Maturing October 21, 2022	1,561	1,575,190
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023	875	888,672
Asurion, LLC
Term Loan, 4.23%, Maturing July 8, 2020	681	686,710
Term Loan, 4.25%, Maturing August 4, 2022	5,956	5,995,840
Term Loan, 4.75%, Maturing November 3, 2023	2,156	2,177,643
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	2,850	2,883,844
Cunningham Lindsey U.S., Inc.
Term Loan, 5.03%, Maturing December 10, 2019	2,608	2,333,786
Term Loan - Second Lien, 9.32%, Maturing June 10, 2020	572	503,078
Hub International Limited
Term Loan, 4.03%, Maturing October 2, 2020	5,018	5,045,449
NFP Corp.
Term Loan, 4.65%, Maturing January 8, 2024	524	529,644
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	3,566	3,575,414

		$31,628,230

Leisure Goods / Activities / Movies — 2.6%
AMC Entertainment, Inc.
Term Loan, 3.73%, Maturing December 15, 2023	650	$656,175
Ancestry.com Operations, Inc.
Term Loan, 4.25%, Maturing October 19, 2023	3,490	3,526,103

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Products, Inc.
Term Loan, 4.04%, Maturing June 30, 2023	5,423	$5,458,903
Bright Horizons Family Solutions, Inc.
Term Loan, 3.73%, Maturing November 7, 2023	864	874,553
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.15%, Maturing July 8, 2022	1,974	1,992,453
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	3,231	3,255,121
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.57%, Maturing February 1, 2024	800	800,643
Emerald Expositions Holding, Inc.
Term Loan, 4.90%, Maturing June 17, 2020	1,480	1,492,513
Kasima, LLC
Term Loan, 3.63%, Maturing May 17, 2021	529	533,823
Lindblad Expeditions, Inc.
Term Loan, 5.82%, Maturing May 8, 2021	273	275,017
Term Loan, 5.82%, Maturing May 8, 2021	2,113	2,131,381
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing October 31, 2023	6,833	6,891,292
Match Group, Inc.
Term Loan, 4.10%, Maturing November 16, 2022	1,510	1,559,009
National CineMedia, LLC
Term Loan, 3.74%, Maturing November 26, 2019	575	579,043
Nord Anglia Education Finance, LLC
Term Loan, 4.55%, Maturing March 31, 2021	3,645	3,684,367
Sabre GLBL, Inc.
Term Loan, 3.73%, Maturing February 22, 2024	1,158	1,167,527
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.25%, Maturing May 14, 2020	2,263	2,253,415
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 28, 2018(3)	556	222,333
SRAM, LLC
Term Loan, 4.55%, Maturing March 15, 2024	1,922	1,931,836
Steinway Musical Instruments, Inc.
Term Loan, 4.79%, Maturing September 19, 2019	3,452	3,279,490
UFC Holdings, LLC
Term Loan, 4.25%, Maturing August 18, 2023	2,413	2,429,895
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing November 1, 2023	1,378	1,384,959

		$46,379,851

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 1.9%
Amaya Holdings B.V.
Term Loan, 4.65%, Maturing August 1, 2021	5,209	$5,227,900
Term Loan - Second Lien, 8.15%, Maturing August 1, 2022	1,006	1,013,325
Boyd Gaming Corporation
Term Loan, Maturing September 15, 2023(4)	1,200	1,206,750
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(6)	1,504	1,748,887
CityCenter Holdings, LLC
Term Loan, 3.73%, Maturing October 16, 2020	2,027	2,052,585
Eldorado Resorts, LLC
Term Loan, Maturing March 13, 2024(4)	1,425	1,430,344
ESH Hospitality, Inc.
Term Loan, 3.48%, Maturing August 30, 2023	2,388	2,402,087
Four Seasons Holdings, Inc.
Term Loan, 4.15%, Maturing November 30, 2023	1,097	1,111,063
Gateway Casinos & Entertainment Limited
Term Loan, 4.80%, Maturing February 22, 2023	475	480,641
Golden Nugget, Inc.
Term Loan, 4.50%, Maturing November 21, 2019	494	501,733
Term Loan, 4.54%, Maturing November 21, 2019	1,153	1,170,710
Hilton Worldwide Finance, LLC, 1
Term Loan, 2.98%, Maturing October 25, 2023	6,452	6,512,975
La Quinta Intermediate Holdings, LLC
Term Loan, 3.77%, Maturing April 14, 2021	2,258	2,275,139
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.48%, Maturing April 25, 2023	2,327	2,341,622
Playa Resorts Holding B.V.
Term Loan, 4.04%, Maturing August 9, 2019	2,553	2,563,000
RHP Hotel Properties L.P.
Term Loan, 3.74%, Maturing January 15, 2021	851	859,802

		$32,898,563

Nonferrous Metals / Minerals — 0.6%
Alpha Natural Resources, LLC
Term Loan, 11.04%, Maturing July 25, 2019(3)	574	$591,779
Dynacast International, LLC
Term Loan, 4.40%, Maturing January 28, 2022	1,484	1,474,432
Fairmount Santrol, Inc.
Term Loan, 4.65%, Maturing September 5, 2019	3,124	3,070,787
Global Brass & Copper, Inc.
Term Loan, 5.25%, Maturing July 18, 2023	1,020	1,034,536

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Murray Energy Corporation
Term Loan, 8.40%, Maturing April 16, 2020	2,328	$2,260,474
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)	30	0
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(5)	508	83,023
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	93	93,613
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	1,425	1,432,125
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)	574	200,634

		$10,241,403

Oil and Gas — 1.4%
Ameriforge Group, Inc.
Term Loan, 0.00%, Maturing December 19, 2019(5)	3,045	$2,287,764
Bronco Midstream Funding, LLC
Term Loan, 5.06%, Maturing August 15, 2020	1,663	1,671,773
CITGO Holding, Inc.
Term Loan, 9.65%, Maturing May 12, 2018	988	1,002,955
CITGO Petroleum Corporation
Term Loan, 4.65%, Maturing July 29, 2021	1,764	1,779,116
Crestwood Holdings, LLC
Term Loan, 9.04%, Maturing June 19, 2019	922	921,832
Energy Transfer Equity, L.P.
Term Loan, 3.54%, Maturing February 2, 2024	2,200	2,197,644
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	1,296	1,252,199
Term Loan, 8.00%, Maturing August 31, 2020	275	260,104
Term Loan, 8.38%, Maturing September 30, 2020	363	316,203
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	512	373,430
MEG Energy Corp.
Term Loan, 4.54%, Maturing December 31, 2023	6,797	6,810,127
Paragon Offshore Finance Company
Term Loan, 5.75%, Maturing July 18, 2021	1,111	436,737
Seadrill Partners Finco, LLC
Term Loan, 4.15%, Maturing February 21, 2021	3,995	2,726,365

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Investment Partners II L.P.
Term Loan, 4.56%, Maturing December 16, 2020	46	$38,652
Term Loan, 4.56%, Maturing December 16, 2020	124	103,639
Term Loan, 4.56%, Maturing December 16, 2020	894	745,028
Sheridan Production Partners I, LLC
Term Loan, 4.60%, Maturing October 1, 2019	145	126,128
Term Loan, 4.60%, Maturing October 1, 2019	237	206,494
Term Loan, 4.60%, Maturing October 1, 2019	1,789	1,558,349
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	72	65,028

		$24,879,567

Publishing — 0.8%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020	460	$238,306
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,744	5,044,048
LSC Communications, Inc.
Term Loan, 7.00%, Maturing September 30, 2022	1,188	1,205,312
Merrill Communications, LLC
Term Loan, 6.29%, Maturing June 1, 2022	689	690,712
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	1,869	1,889,062
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.50%, Maturing August 14, 2020	2,636	2,642,493
Tweddle Group, Inc.
Term Loan, 7.04%, Maturing October 24, 2022	2,414	2,402,365

		$14,112,298

Radio and Television — 1.8%
ALM Media Holdings, Inc.
Term Loan, 5.65%, Maturing July 31, 2020	539	$512,109
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	585	527,670
CBS Radio, Inc.
Term Loan, 4.50%, Maturing October 17, 2023	1,400	1,414,948
Term Loan, Maturing March 2, 2024(4)	550	554,239
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	5,477	4,108,803
Entercom Radio, LLC
Term Loan, 4.56%, Maturing November 1, 2023	1,145	1,152,872

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Entravision Communications Corporation
Term Loan, 3.65%, Maturing May 31, 2020	1,049	$1,049,249
Gray Television, Inc.
Term Loan, 3.33%, Maturing February 7, 2024	299	301,869
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	671	671,458
iHeartCommunications, Inc.
Term Loan, 7.73%, Maturing January 30, 2019	1,066	920,554
Term Loan, 8.48%, Maturing July 30, 2019	1,682	1,442,422
Mission Broadcasting, Inc.
Term Loan, 3.94%, Maturing January 17, 2024	359	360,936
Nexstar Broadcasting, Inc.
Term Loan, 3.94%, Maturing January 17, 2024	3,698	3,722,929
Raycom TV Broadcasting, LLC
Term Loan, 3.98%, Maturing August 4, 2021	3,337	3,332,769
Sinclair Television Group, Inc.
Term Loan, 3.24%, Maturing January 3, 2024	504	506,550
Townsquare Media, Inc.
Term Loan, 4.00%, Maturing April 1, 2022	2,353	2,365,302
Univision Communications, Inc.
Term Loan, 3.75%, Maturing March 15, 2024	8,022	7,975,994

		$30,920,673

Retailers (Except Food and Drug) — 2.4%
Bass Pro Group, LLC
Term Loan, 4.10%, Maturing June 5, 2020	3,088	$3,045,546
Term Loan, 6.15%, Maturing December 16, 2023	1,550	1,497,041
BJ’s Wholesale Club, Inc.
Term Loan, 4.75%, Maturing February 3, 2024	1,150	1,127,000
CDW, LLC
Term Loan, 3.00%, Maturing August 17, 2023	2,564	2,579,924
Coinamatic Canada, Inc.
Term Loan, 4.25%, Maturing May 14, 2022	55	54,942
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	3,656	2,998,325
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	3,166	2,815,170
Harbor Freight Tools USA, Inc.
Term Loan, 4.23%, Maturing August 19, 2023	2,009	2,011,049
J. Crew Group, Inc.
Term Loan, 4.08%, Maturing March 5, 2021	3,843	2,357,104
Men’s Wearhouse, Inc. (The)
Term Loan, 4.53%, Maturing June 18, 2021	1,114	1,070,537
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 30, 2023	4,148	4,139,801

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Neiman Marcus Group Ltd., LLC
Term Loan, 4.25%, Maturing October 25, 2020	3,320	$2,680,187
Party City Holdings, Inc.
Term Loan, 3.87%, Maturing August 19, 2022	3,805	3,800,909
PetSmart, Inc.
Term Loan, 4.02%, Maturing March 11, 2022	4,947	4,743,933
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	2,277	2,240,321
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	656	636,744
Rent-A-Center, Inc.
Term Loan, 3.79%, Maturing March 19, 2021	151	148,394
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	2,230	2,152,287
Vivid Seats Ltd.
Term Loan, 6.75%, Maturing October 7, 2022	2,075	2,087,969
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018	387	378,639

		$42,565,822

Steel — 0.3%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	1,705	$1,716,770
Neenah Foundry Company
Term Loan, 7.75%, Maturing April 26, 2019	1,866	1,856,240
Zekelman Industries, Inc.
Term Loan, 4.91%, Maturing June 14, 2021	1,335	1,355,167

		$4,928,177

Surface Transport — 0.2%
Hertz Corporation (The)
Term Loan, 3.73%, Maturing June 30, 2023	1,265	$1,269,293
Kenan Advantage Group, Inc.
Term Loan, 4.00%, Maturing July 31, 2022	132	132,123
Term Loan, 4.00%, Maturing July 31, 2022	434	434,467
PODS, LLC
Term Loan, 4.25%, Maturing February 2, 2022	424	426,918
Stena International S.a.r.l.
Term Loan, 4.15%, Maturing March 3, 2021	2,037	1,895,683

		$4,158,484

Telecommunications — 1.9%
Ciena Corporation
Term Loan, 3.48%, Maturing January 28, 2022	1,408	$1,418,611

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Colorado Buyer, Inc.
Term Loan, Maturing March 28, 2024(4)		950	$957,358
Consolidated Communications, Inc.
Term Loan, 4.00%, Maturing October 4, 2023		498	501,107
Term Loan, Maturing October 5, 2023(4)		775	779,747
eircom Finco S.a.r.l.
Term Loan, Maturing March 14, 2024(4)	EUR	2,200	2,344,235
Global Eagle Entertainment, Inc.
Term Loan, 7.32%, Maturing January 6, 2023		1,425	1,344,844
Intelsat Jackson Holdings S.A.
Term Loan, 3.89%, Maturing June 30, 2019		8,100	7,988,625
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021		2,058	1,924,230
Level 3 Financing, Inc.
Term Loan, 3.23%, Maturing February 22, 2024		700	701,575
Onvoy, LLC
Term Loan, 5.65%, Maturing February 10, 2024		850	851,594
Sprint Communications, Inc.
Term Loan, 3.50%, Maturing February 2, 2024		4,125	4,131,014
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019		2,342	2,166,389
Term Loan, 4.04%, Maturing April 23, 2019		2,773	2,565,092
Telesat Canada
Term Loan, 4.15%, Maturing November 17, 2023		5,821	5,876,084

			$33,550,505

Utilities — 1.2%
Calpine Construction Finance Company L.P.
Term Loan, 3.23%, Maturing May 3, 2020		1,203	$1,208,013
Term Loan, 3.48%, Maturing January 31, 2022		3,192	3,189,581
Calpine Corporation
Term Loan, 2.74%, Maturing November 30, 2017		745	747,086
Term Loan, 2.74%, Maturing December 26, 2019		550	550,982
Term Loan, 3.90%, Maturing January 15, 2024		3,709	3,729,222
Dayton Power & Light Company (The)
Term Loan, 4.24%, Maturing August 24, 2022		673	677,936
Granite Acquisition, Inc.
Term Loan, 5.15%, Maturing December 19, 2021		143	144,788
Term Loan, 5.15%, Maturing December 19, 2021		3,183	3,216,591
Helix Gen Funding, LLC
Term Loan, Maturing February 23, 2024(4)		1,100	1,116,844
Invenergy Thermal Operating I, LLC
Term Loan, 6.65%, Maturing October 19, 2022		217	210,388

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Lightstone Generation, LLC
Term Loan, 5.54%, Maturing January 30, 2024	109	$109,538
Term Loan, 5.54%, Maturing January 30, 2024	1,762	1,775,543
Lonestar Generation, LLC
Term Loan, 5.30%, Maturing February 22, 2021	2,317	2,212,668
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	344	290,575
TPF II Power, LLC
Term Loan, 5.00%, Maturing October 2, 2023	1,701	1,716,070

		$20,895,825

Total Senior Floating-Rate Loans (identified cost $967,924,509)		$957,939,645

Corporate Bonds & Notes — 51.6%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.9%
Bombardier, Inc.
8.75%, 12/1/21(7)	1,400	$1,536,500
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(7)	2,415	2,415,000
Embraer Netherlands Finance BV
5.40%, 2/1/27	1,000	1,032,730
Hexcel Corp.
4.70%, 8/15/25	369	392,697
3.95%, 2/15/27	1,000	1,009,535
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(7)	675	707,062
Orbital ATK, Inc.
5.25%, 10/1/21	1,515	1,569,919
TransDigm, Inc.
6.00%, 7/15/22	2,850	2,894,460
6.50%, 7/15/24	2,785	2,826,775
VistaJet Malta Finance PLC/VistaJet Co. Finance, LLC
7.75%, 6/1/20(7)	2,490	2,016,900

		$16,401,578

Air Transport — 0.2%
Delhi International Airport Pvt, Ltd.
6.125%, 10/31/26(7)	700	$761,015

Security		Principal Amount* (000’s omitted)	Value

Air Transport (continued)
WestJet Airlines, Ltd.
3.50%, 6/16/21(7)		2,000	$1,988,422

			$2,749,437

Automotive — 0.8%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19		660	$670,081
6.25%, 4/1/25(7)		1,000	1,003,750
6.50%, 4/1/27(7)		665	664,581
Aston Martin Holdings UK, Ltd.
10.25%, 7/15/18(7)(8)		450	473,175
Deck Chassis Acquisition, Inc.
10.00%, 6/15/23(7)		1,840	1,973,400
FTE Verwaltungs GmbH
9.00%, 7/15/20(9)	EUR	400	446,989
General Motors Co.
5.00%, 4/1/35		1,095	1,086,439
General Motors Financial Co., Inc.
4.75%, 8/15/17		1,615	1,632,712
6.75%, 6/1/18		1,365	1,440,172
Jaguar Land Rover Automotive PLC
5.00%, 2/15/22(9)	GBP	400	549,597
Navistar International Corp.
8.25%, 11/1/21		2,010	2,020,030
ZF North America Capital, Inc.
4.00%, 4/29/20(7)		1,200	1,237,500
4.50%, 4/29/22(7)		720	752,400
4.75%, 4/29/25(7)		630	654,413

			$14,605,239

Banks and Thrifts — 1.3%
Australia and New Zealand Banking Group, Ltd.
4.40%, 5/19/26(7)		1,000	$1,027,750
Banco do Brasil SA
6.25% to 4/15/24(7)(10)(11)		645	541,929
BankUnited, Inc.
4.875%, 11/17/25		1,815	1,827,730
BBVA Bancomer SA
6.50%, 3/10/21(7)		2,150	2,365,000
Citizens Financial Group, Inc.
4.15%, 9/28/22(7)		258	265,451
Credit Agricole SA
4.125%, 1/10/27(7)		1,130	1,123,115

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Banks and Thrifts (continued)
Credit Suisse Group Funding Guernsey, Ltd.
4.55%, 4/17/26		800	$828,289
First Horizon National Corp.
3.50%, 12/15/20		1,250	1,285,302
First Midwest Bancorp, Inc.
5.875%, 9/29/26		1,000	1,048,021
First Republic Bank
4.375%, 8/1/46		500	482,885
Flagstar Bancorp, Inc.
6.125%, 7/15/21		650	693,487
Lloyds Banking Group PLC
4.582%, 12/10/25		1,715	1,744,371
Nationwide Building Society
4.00%, 9/14/26(7)		1,285	1,246,320
Santander Issuances SAU
5.179%, 11/19/25		1,800	1,870,688
Societe Generale SA
4.00%, 1/12/27(7)		1,020	998,875
Standard Chartered PLC
7.75% to 4/2/23(7)(10)(11)		1,000	1,032,500
Westpac Banking Corp.
4.322% to 11/23/26, 11/23/31(10)		1,991	2,015,651
Zions Bancorporation
5.65% to 11/15/18, 11/15/23(10)		1,890	1,952,370

			$22,349,734

Beverage and Tobacco — 0.1%
Anheuser-Busch InBev Finance, Inc.
3.70%, 2/1/24		1,000	$1,034,251

			$1,034,251

Brokerage / Securities Dealers / Investment Houses — 0.3%
Alliance Data Systems Corp.
6.375%, 4/1/20(7)		1,210	$1,235,712
5.875%, 11/1/21(7)		1,620	1,680,750
4.50%, 3/15/22(9)	EUR	745	817,547
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
4.50%, 3/15/27(7)		454	462,142
4.875%, 4/15/45(7)		500	448,737

			$4,644,888

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 1.5%
Builders FirstSource, Inc.
10.75%, 8/15/23(7)		745	$869,788
5.625%, 9/1/24(7)		1,010	1,028,937
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(7)		1,855	2,010,356
HD Supply, Inc.
5.25%, 12/15/21(7)		1,545	1,629,975
5.75%, 4/15/24(7)		575	606,223
Hillman Group, Inc. (The)
6.375%, 7/15/22(7)		2,665	2,555,476
LSF9 Balta Issuer S.A.
7.75%, 9/15/22(9)	EUR	407	474,910
MDC Holdings, Inc.
6.00%, 1/15/43		657	587,259
NVR, Inc.
3.95%, 9/15/22		1,000	1,035,817
Owens Corning
3.40%, 8/15/26		1,000	970,228
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(7)		4,610	4,932,700
Rexel S.A.
5.25%, 6/15/20(7)		1,789	1,843,376
Standard Industries, Inc.
6.00%, 10/15/25(7)		2,510	2,604,125
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19		1,725	1,772,437
5.875%, 6/15/24		2,235	2,313,225
USG Corp.
5.50%, 3/1/25(7)		345	360,094
William Lyon Homes, Inc.
5.875%, 1/31/25(7)		505	511,313

			$26,106,239

Business Equipment and Services — 1.0%
Carlson Travel, Inc.
6.75%, 12/15/23(7)		1,130	$1,178,025
9.50%, 12/15/24(7)		800	840,000
First Data Corp.
7.00%, 12/1/23(7)		6,630	7,127,250
5.00%, 1/15/24(7)		815	832,319
FTI Consulting, Inc.
6.00%, 11/15/22		3,974	4,127,992

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Prime Security Services Borrower, LLC/Prime Finance, Inc.
9.25%, 5/15/23(7)	125	$137,344
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	1,975	2,167,562
United Rentals North America, Inc.
7.625%, 4/15/22	1,314	1,370,666
6.125%, 6/15/23	225	235,969
5.50%, 5/15/27	295	298,688

		$18,315,815

Cable and Satellite Television — 2.7%
Cablevision Systems Corp.
7.75%, 4/15/18	1,055	$1,102,475
8.00%, 4/15/20	635	704,850
5.875%, 9/15/22	470	475,288
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22	4,295	4,466,800
5.75%, 1/15/24	1,980	2,064,150
5.875%, 4/1/24(7)	230	243,225
5.375%, 5/1/25(7)	3,605	3,708,644
5.75%, 2/15/26(7)	1,885	1,983,962
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
6.375%, 9/15/20(7)	157	161,906
5.125%, 12/15/21(7)	105	106,969
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.
6.384%, 10/23/35	452	515,374
CSC Holdings, LLC
8.625%, 2/15/19	190	209,000
6.75%, 11/15/21	2,780	3,021,512
10.125%, 1/15/23(7)	2,880	3,348,000
5.25%, 6/1/24	355	354,556
10.875%, 10/15/25(7)	3,350	4,036,750
DISH DBS Corp.
6.75%, 6/1/21	2,165	2,342,259
5.875%, 7/15/22	3,055	3,217,282
5.875%, 11/15/24	530	558,488
7.75%, 7/1/26	140	163,100
IAC/InterActiveCorp
4.875%, 11/30/18	1,455	1,475,734
SFR Group S.A.
6.00%, 5/15/22(7)	3,820	3,972,800
6.25%, 5/15/24(7)	555	560,550

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Receivables Financing Notes I DAC
5.50%, 9/15/24(9)	GBP	485	$633,711
Virgin Media Secured Finance PLC
5.50%, 1/15/25(7)		725	742,219
5.25%, 1/15/26(7)		2,430	2,454,300
VTR Finance B.V.
6.875%, 1/15/24(7)		1,575	1,641,937
Ziggo Bond Finance B.V.
5.875%, 1/15/25(7)		930	941,625
6.00%, 1/15/27(7)		1,670	1,665,825
Ziggo Secured Finance B.V.
5.50%, 1/15/27(7)		1,035	1,037,484

			$47,910,775

Capital Goods — 0.1%
Valmont Industries, Inc.
5.00%, 10/1/44		1,000	$936,263

			$936,263

Chemicals and Plastics — 1.0%
Air Liquide Finance
1.75%, 9/27/21(7)		900	$870,020
Alpha 3 B.V./Alpha US Bidco, Inc.
6.25%, 2/1/25(7)		655	664,825
CF Industries, Inc.
4.95%, 6/1/43		1,045	888,250
Chemours Co. (The)
7.00%, 5/15/25		610	659,715
Platform Specialty Products Corp.
10.375%, 5/1/21(7)		660	735,900
6.50%, 2/1/22(7)		2,325	2,423,812
RPM International, Inc.
3.75%, 3/15/27		600	600,868
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23		670	715,225
Tronox Finance, LLC
6.375%, 8/15/20		3,875	3,908,906
7.50%, 3/15/22(7)		1,280	1,324,800
Valvoline, Inc.
5.50%, 7/15/24(7)		375	394,688
Versum Materials, Inc.
5.50%, 9/30/24(7)		1,270	1,316,038

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
W.R. Grace & Co.
5.125%, 10/1/21(7)		2,170	$2,283,925
5.625%, 10/1/24(7)		490	518,175

			$17,305,147

Clothing / Textiles — 0.3%
BiSoho SAS
5.875%, 5/1/23(9)	EUR	200	$229,243
PrestigeBidCo GmbH
6.25%, 12/15/23(9)	EUR	265	298,851
PVH Corp.
7.75%, 11/15/23		3,740	4,394,500

			$4,922,594

Commercial Services — 0.2%
Block Financial, LLC
5.25%, 10/1/25		1,110	$1,153,857
CEB, Inc.
5.625%, 6/15/23(7)		1,035	1,126,857
Ritchie Bros Auctioneers, Inc.
5.375%, 1/15/25(7)		690	707,250

			$2,987,964

Computers — 0.1%
Seagate HDD Cayman
4.875%, 6/1/27		1,939	$1,818,637

			$1,818,637

Conglomerates — 0.3%
Spectrum Brands, Inc.
5.75%, 7/15/25		2,745	$2,916,563
TMS International Corp.
7.625%, 10/15/21(7)		2,160	2,187,000

			$5,103,563

Consumer Products — 0.3%
Central Garden & Pet Co.
6.125%, 11/15/23		880	$932,800
HRG Group, Inc.
7.875%, 7/15/19		3,780	3,913,245
7.75%, 1/15/22		250	265,000

			$5,111,045

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 1.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6.00%, 6/30/21(7)		615	$635,756
4.25%, 9/15/22(7)		690	698,418
2.75%, 3/15/24(9)	EUR	200	210,725
7.25%, 5/15/24(7)		325	348,969
6.00%, 2/15/25(7)		2,335	2,367,106
Ball Corp.
4.375%, 12/15/20		2,375	2,496,719
Berry Plastics Corp.
6.00%, 10/15/22		970	1,029,412
BWAY Holding Co.
9.125%, 8/15/21(7)		2,375	2,600,506
5.50%, 4/15/24(7)(12)		2,010	2,030,100
7.25%, 4/15/25(7)(12)		1,360	1,363,400
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(7)		1,345	1,425,700
6.375%, 8/15/25(7)		625	669,141
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		250	257,503
5.125%, 7/15/23(7)		1,185	1,219,069
7.00%, 7/15/24(7)		1,485	1,592,662
Smurfit Kappa Acquisitions
2.75%, 2/1/25(9)	EUR	400	437,671

			$19,382,857

Distribution & Wholesale — 0.1%
Alliance Automotive Finance PLC
6.25%, 12/1/21(9)	EUR	250	$283,569
American Tire Distributors, Inc.
10.25%, 3/1/22(7)		1,875	1,917,187

			$2,200,756

Diversified Financial Services — 0.4%
Cadence Financial Corp.
4.875%, 6/28/19(7)		1,375	$1,354,375
FBM Finance, Inc.
8.25%, 8/15/21(7)		1,415	1,506,975
Legg Mason, Inc.
4.75%, 3/15/26		985	1,035,179
Leucadia National Corp.
6.625%, 10/23/43		683	686,830

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)
Mercury Bondco PLC
7.125%, 5/30/21(8)(9)	EUR	270	$289,548
Och-Ziff Finance Co., LLC
4.50%, 11/20/19(7)		1,509	1,441,095
OM Asset Management PLC
4.80%, 7/27/26		1,195	1,191,629

			$7,505,631

Drugs — 1.2%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(7)		4,555	$4,771,362
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC
4.875%, 4/15/20(7)		1,210	1,217,563
5.625%, 10/15/23(7)		360	343,800
Valeant Pharmaceuticals International, Inc.
6.75%, 8/15/18(7)		41	41,154
6.375%, 10/15/20(7)		2,460	2,238,600
7.50%, 7/15/21(7)		1,615	1,421,200
5.625%, 12/1/21(7)		1,165	943,650
6.50%, 3/15/22(7)		2,759	2,845,219
5.875%, 5/15/23(7)		3,510	2,742,187
7.00%, 3/15/24(7)		3,765	3,873,244
6.125%, 4/15/25(7)		395	305,631

			$20,743,610

Ecological Services and Equipment — 0.5%
Advanced Disposal Services, Inc.
5.625%, 11/15/24(7)		1,405	$1,422,562
Clean Harbors, Inc.
5.25%, 8/1/20		1,095	1,114,710
5.125%, 6/1/21		900	919,125
Covanta Holding Corp.
6.375%, 10/1/22		1,960	2,028,600
5.875%, 3/1/24		1,900	1,933,250
5.875%, 7/1/25		860	863,763
GFL Environmental, Inc.
9.875%, 2/1/21(7)		225	244,688

			$8,526,698

Electric Utilities — 0.2%
E.CL SA
4.50%, 1/29/25(7)		637	$652,779

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)
NRG Yield Operating, LLC
5.375%, 8/15/24		1,080	$1,101,600
5.00%, 9/15/26(7)		1,795	1,754,612

			$3,508,991

Electronics / Electrical — 2.1%
Anixter, Inc.
5.50%, 3/1/23		1,890	$1,967,962
Avnet, Inc.
4.625%, 4/15/26		985	999,271
Comision Federal de Electricidad
4.875%, 5/26/21(7)		890	935,613
4.75%, 2/23/27(7)		1,000	1,005,000
Duke Energy Corp.
2.65%, 9/1/26		850	790,367
Exelon Corp.
5.625%, 6/15/35		819	937,893
Infor (US), Inc.
5.75%, 8/15/20(7)		965	1,006,929
5.75%, 5/15/22	EUR	475	523,427
6.50%, 5/15/22		1,760	1,817,376
Ingram Micro, Inc.
5.45%, 12/15/24		1,889	1,861,445
Jabil Circuit, Inc.
4.70%, 9/15/22		1,015	1,050,525
Keysight Technologies, Inc.
4.60%, 4/6/27(12)		517	521,047
Nuance Communications, Inc.
5.375%, 8/15/20(7)		133	135,331
NXP B.V./NXP Funding, LLC
4.625%, 6/1/23(7)		1,430	1,517,588
Senvion Holding GmbH
6.625%, 11/15/20(9)	EUR	400	440,535
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23		2,650	2,815,625
Trimble Navigation, Ltd.
4.75%, 12/1/24		855	886,184
Veritas US, Inc./Veritas Bermuda, Ltd.
7.50%, 2/1/23(7)		1,955	2,067,412
7.50%, 2/1/23(9)	EUR	500	561,937
Western Digital Corp.
7.375%, 4/1/23(7)		3,635	3,993,956
10.50%, 4/1/24		4,745	5,599,100

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Zebra Technologies Corp.
7.25%, 10/15/22		5,175	$5,608,406

			$37,042,929

Energy — 0.1%
Ultrapar International S.A.
5.25%, 10/6/26(7)		1,000	$1,000,000

			$1,000,000

Entertainment — 0.0%(13)
CPUK Finance, Ltd.
7.00%, 2/28/42(7)	GBP	400	$528,592

			$528,592

Financial Intermediaries — 2.0%
Ally Financial, Inc.
6.25%, 12/1/17		3,295	$3,385,645
8.00%, 12/31/18		250	270,625
3.50%, 1/27/19		5,000	5,050,000
5.75%, 11/20/25		950	976,125
CIT Group, Inc.
5.375%, 5/15/20		8,780	9,378,181
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.00%, 8/1/20		1,430	1,480,050
6.25%, 2/1/22(7)		955	971,713
Janus Capital Group, Inc.
4.875%, 8/1/25		1,894	2,014,447
JPMorgan Chase & Co.
Series S, 6.75% to 2/1/24(10)(11)		3,325	3,669,969
Navient Corp.
5.50%, 1/15/19		3,125	3,245,312
4.875%, 6/17/19		215	220,644
8.00%, 3/25/20		2,150	2,340,813
5.00%, 10/26/20		995	995,000
7.25%, 1/25/22		215	224,073
6.50%, 6/15/22		1,325	1,338,250

			$35,560,847

Financial Services — 0.4%
Amigo Luxembourg SA
7.625%, 1/15/24(9)	GBP	310	$400,048

Security		Principal Amount* (000’s omitted)	Value

Financial Services (continued)
Brookfield Finance, LLC
4.00%, 4/1/24		1,000	$1,007,194
Santander Holdings USA, Inc.
4.50%, 7/17/25		1,445	1,473,636
Sensata Technologies UK Financing Co. PLC
6.25%, 2/15/26(7)		2,735	2,912,775
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(7)		1,035	1,187,331

			$6,980,984

Food Products — 1.1%
AdvancePierre Foods Holdings, Inc.
5.50%, 12/15/24(7)		1,045	$1,059,369
BRF GmbH
4.35%, 9/29/26(7)		1,200	1,101,000
Bunge, Ltd. Finance Corp.
3.25%, 8/15/26		500	484,164
Chobani, LLC/Chobani Finance Corp., Inc.
7.50%, 4/15/25(7)(12)		475	488,656
Dean Foods Co.
6.50%, 3/15/23(7)		1,875	1,959,375
Dole Food Co., Inc.
7.25%, 6/15/25(7)(12)		1,900	1,904,750
Iceland Bondco PLC
4.607%, 7/15/20(7)(14)	GBP	1,500	1,888,560
Nature’s Bounty Co. (The)
7.625%, 5/15/21(7)		910	960,050
Post Holdings, Inc.
7.75%, 3/15/24(7)		1,495	1,656,026
5.50%, 3/1/25(7)		2,010	2,015,025
8.00%, 7/15/25(7)		745	839,987
5.00%, 8/15/26(7)		2,275	2,184,000
US Foods, Inc.
5.875%, 6/15/24(7)		1,870	1,949,475
WhiteWave Foods Co. (The)
5.375%, 10/1/22		855	931,950

			$19,422,387

Food Service — 0.7%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(7)		2,410	$2,473,262
6.00%, 4/1/22(7)		4,775	4,966,000

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food Service (continued)
Landry’s, Inc.
6.75%, 10/15/24(7)	900	$936,000
Manitowoc Foodservice, Inc.
9.50%, 2/15/24	815	943,362
NPC International, Inc./NPC Quality Burgers, Inc./NPC Operating Company B, Inc.
10.50%, 1/15/20	2,140	2,209,015
Yum! Brands, Inc.
5.30%, 9/15/19	425	449,969
3.75%, 11/1/21	705	714,694
3.875%, 11/1/23	190	186,438

		$12,878,740

Food / Drug Retailers — 0.6%
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC
6.625%, 6/15/24(7)	80	$82,000
5.75%, 3/15/25(7)	1,415	1,376,087
CVS Health Corp.
3.375%, 8/12/24	925	927,508
ESAL GmbH
6.25%, 2/5/23(7)	2,075	2,085,375
Rite Aid Corp.
6.125%, 4/1/23(7)	4,230	4,208,850
Sigma Alimentos SA de CV
4.125%, 5/2/26(7)	1,070	1,048,600

		$9,728,420

Forest Products — 0.0%(13)
Domtar Corp.
10.75%, 6/1/17	677	$684,729

		$684,729

Health Care — 4.2%
Alere, Inc.
7.25%, 7/1/18	485	$491,366
6.50%, 6/15/20	1,425	1,442,813
6.375%, 7/1/23(7)	5,400	5,514,750
Centene Corp.
4.75%, 5/15/22	870	898,275
6.125%, 2/15/24	200	215,250
4.75%, 1/15/25	2,450	2,469,918

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
CHS/Community Health Systems, Inc.
7.125%, 7/15/20	2,785	$2,562,200
6.25%, 3/31/23	3,030	3,101,962
Concordia International Corp.
9.50%, 10/21/22(7)	155	34,875
Envision Healthcare Corp.
5.625%, 7/15/22	1,690	1,738,588
6.25%, 12/1/24(7)	1,760	1,852,400
Fresenius Medical Care US Finance II, Inc.
5.625%, 7/31/19(7)	1,640	1,740,450
5.875%, 1/31/22(7)	1,365	1,484,438
Grifols Worldwide Operations, Ltd.
5.25%, 4/1/22	1,235	1,282,115
HCA Holdings, Inc.
6.25%, 2/15/21	1,710	1,850,006
HCA, Inc.
6.50%, 2/15/20	3,215	3,526,469
7.50%, 2/15/22	2,930	3,358,512
4.75%, 5/1/23	1,125	1,175,625
5.875%, 2/15/26	2,705	2,862,945
4.50%, 2/15/27	355	355,888
Hologic, Inc.
5.25%, 7/15/22(7)	2,835	2,983,837
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.
7.50%, 10/1/24(7)	2,340	2,418,975
Kinetic Concepts, Inc./KCI USA, Inc.
7.875%, 2/15/21(7)	1,405	1,492,813
12.50%, 11/1/21(7)	1,035	1,151,438
MEDNAX, Inc.
5.25%, 12/1/23(7)	2,105	2,152,362
MPH Acquisition Holdings, LLC
7.125%, 6/1/24(7)	2,150	2,316,894
Opal Acquisition, Inc.
8.875%, 12/15/21(7)	1,625	1,421,875
Surgical Care Affiliates, Inc.
6.00%, 4/1/23(7)	1,475	1,589,313
Team Health Holdings, Inc.
6.375%, 2/1/25(7)	2,020	1,984,650
Teleflex, Inc.
5.25%, 6/15/24	790	809,750
Tenet Healthcare Corp.
6.00%, 10/1/20	1,795	1,902,700
7.50%, 1/1/22(7)	680	736,100

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Tenet Healthcare Corp. (continued)
8.125%, 4/1/22		5,520	$5,782,200
6.75%, 6/15/23		620	610,700
WellCare Health Plans, Inc.
5.75%, 11/15/20		4,015	4,131,836
5.25%, 4/1/25		3,275	3,385,531

			$72,829,819

Home Furnishings — 0.2%
Harman International Industries, Inc.
4.15%, 5/15/25		940	$958,910
Newell Rubbermaid, Inc.
4.20%, 4/1/26		945	984,483
Tempur Sealy International, Inc.
5.625%, 10/15/23		1,445	1,459,450

			$3,402,843

Homebuilders / Real Estate — 0.0%(13)
Bormioli Rocco Holdings SA
10.00%, 8/1/18(9)	EUR	400	$441,954

			$441,954

Industrial Equipment — 0.3%
BlueLine Rental Finance Corp./BlueLine Rental, LLC
9.25%, 3/15/24(7)		1,330	$1,364,913
CNH Industrial Capital, LLC
3.625%, 4/15/18		2,500	2,540,625
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(5)(15)		56	0
Novafives SAS
4.50%, 6/30/21(9)	EUR	375	398,253
Wabtec Corp.
3.45%, 11/15/26(7)		1,000	974,304
Wittur International Holding GmbH
8.50%, 2/15/23(9)	EUR	410	443,595

			$5,721,690

Insurance — 0.6%
Alliant Holdings Intermediate, LLC
8.25%, 8/1/23(7)		1,655	$1,740,845
Arch Capital Finance, LLC
4.011%, 12/15/26		1,000	1,027,290

Security		Principal Amount* (000’s omitted)	Value

Insurance (continued)
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(7)(8)		1,695	$1,703,475
Hub International, Ltd.
7.875%, 10/1/21(7)		2,325	2,429,625
USI, Inc.
7.75%, 1/15/21(7)		2,670	2,718,394
XLIT, Ltd.
4.45%, 3/31/25		1,575	1,591,559

			$11,211,188

Internet Software & Services — 0.3%
Netflix, Inc.
5.50%, 2/15/22		1,825	$1,948,188
Riverbed Technology, Inc.
8.875%, 3/1/23(7)		1,995	2,049,862
Symantec Corp.
5.00%, 4/15/25(7)		1,995	2,043,798

			$6,041,848

Leisure Goods / Activities / Movies — 1.0%
AMC Entertainment Holdings, Inc.
6.375%, 11/15/24(9)	GBP	255	$340,057
5.75%, 6/15/25		250	256,875
5.875%, 11/15/26(7)		710	719,763
6.125%, 5/15/27(7)		2,545	2,573,631
Match Group, Inc.
6.375%, 6/1/24		200	217,124
National CineMedia, LLC
6.00%, 4/15/22		3,625	3,742,812
NCL Corp., Ltd.
4.625%, 11/15/20(7)		1,870	1,919,087
4.75%, 12/15/21(7)		1,345	1,368,538
Nord Anglia Education Finance, LLC
5.75%, 7/15/22(9)	CHF	600	634,952
Regal Entertainment Group
5.75%, 3/15/22		780	816,075
Royal Caribbean Cruises, Ltd.
7.25%, 3/15/18		1,680	1,764,000
Sabre GLBL, Inc.
5.375%, 4/15/23(7)		855	878,513
Viking Cruises, Ltd.
8.50%, 10/15/22(7)		1,065	1,108,931
6.25%, 5/15/25(7)		1,690	1,622,400

			$17,962,758

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 1.6%
Buffalo Thunder Development Authority
11.00%, 12/9/22(7)		2,006	$832,523
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)		2,139	2,486,946
Eagle II Acquisition Co., LLC
6.00%, 4/1/25(7)		480	496,200
ESH Hospitality, Inc.
5.25%, 5/1/25(7)		1,260	1,273,381
Gateway Casinos & Entertainment, Ltd.
8.25%, 3/1/24(7)		255	258,825
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20		2,650	2,787,005
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/24(7)		2,435	2,416,737
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.
4.50%, 9/1/26		1,060	1,033,500
MGM Resorts International
6.625%, 12/15/21		2,455	2,725,050
7.75%, 3/15/22		3,970	4,587,831
6.00%, 3/15/23		2,460	2,653,725
NH Hotel Group SA
3.75%, 10/1/23(9)	EUR	440	490,050
Penn National Gaming, Inc.
5.625%, 1/15/27(7)		475	472,625
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23		1,215	1,239,300
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp.
6.125%, 8/15/21(7)		900	918,000
Scientific Games International, Inc.
7.00%, 1/1/22(7)		995	1,065,894
Studio City Co., Ltd.
7.25%, 11/30/21(7)		845	903,094
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp.
6.375%, 6/1/21(7)		145	146,813
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(6)(7)		3,565	1,336,875

			$28,124,374

Machinery — 0.1%
Cloud Crane, LLC
10.125%, 8/1/24(7)		1,280	$1,369,600

			$1,369,600

Security		Principal Amount* (000’s omitted)	Value

Manufacturing — 0.2%
Novelis Corp.
6.25%, 8/15/24(7)		1,065	$1,112,925
5.875%, 9/30/26(7)		1,530	1,564,425

			$2,677,350

Media — 0.4%
Cable Communications Systems NV
5.00%, 10/15/23(9)	EUR	340	$384,179
Grupo Televisa SAB
5.00%, 5/13/45		1,125	1,030,747
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
7.875%, 5/15/24(7)		135	131,119
Pearson Funding Five PLC
3.25%, 5/8/23(7)		1,050	994,950
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)		4,295	4,482,434
4.00%, 1/15/25(9)	EUR	500	555,736

			$7,579,165

Metals / Mining — 0.4%
Alcoa Nederland Holding B.V.
6.75%, 9/30/24(7)		670	$721,925
Freeport-McMoRan, Inc.
3.55%, 3/1/22		1,000	932,500
Glencore Funding, LLC
4.00%, 4/16/25(7)		1,300	1,295,925
Hudbay Minerals, Inc.
7.25%, 1/15/23(7)		1,015	1,080,975
7.625%, 1/15/25(7)		1,825	1,989,250
Newcrest Finance Pty. Ltd.
5.75%, 11/15/41(7)		794	829,922
Southern Copper Corp.
5.25%, 11/8/42		753	742,052

			$7,592,549

Nonferrous Metals / Minerals — 1.1%
Eldorado Gold Corp.
6.125%, 12/15/20(7)		3,685	$3,795,550
Ferroglobe PLC/Globe Specialty Metals, Inc.
9.375%, 3/1/22(7)		380	398,050

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
First Quantum Minerals, Ltd.
7.00%, 2/15/21(7)	655	$677,925
7.25%, 5/15/22(7)	1,035	1,069,931
7.25%, 4/1/23(7)	975	988,406
7.50%, 4/1/25(7)	3,755	3,801,938
Imperial Metals Corp.
7.00%, 3/15/19(7)	880	838,200
New Gold, Inc.
6.25%, 11/15/22(7)	2,055	2,070,413
Peabody Energy Corp.
6.00%, 3/31/22(7)	560	559,300
6.375%, 3/31/25(7)	695	690,656
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20	2,580	2,618,700
SunCoke Energy, Inc.
7.625%, 8/1/19	92	90,850
Teck Resources, Ltd.
6.00%, 8/15/40	350	354,375
5.20%, 3/1/42	315	297,675
5.40%, 2/1/43	700	670,250

		$18,922,219

Oil and Gas — 6.5%
AmeriGas Partners, L.P./AmeriGas Finance Corp.
5.625%, 5/20/24	380	$383,800
5.50%, 5/20/25	1,505	1,501,237
5.875%, 8/20/26	760	760,000
5.75%, 5/20/27	870	863,258
Antero Resources Corp.
5.375%, 11/1/21	3,515	3,623,403
5.125%, 12/1/22	1,360	1,384,650
5.625%, 6/1/23	1,270	1,304,925
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(7)	700	712,250
Bonanza Creek Energy, Inc.
6.75%, 4/15/21(5)	2,010	1,608,000
Canbriam Energy, Inc.
9.75%, 11/15/19(7)	2,265	2,383,912
Cheniere Corpus Christi Holdings, LLC
7.00%, 6/30/24(7)	340	376,125
5.875%, 3/31/25(7)	2,065	2,160,506

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Chesapeake Energy Corp.
8.00%, 12/15/22(7)	210	$220,763
Chesapeake Oil Field
6.625%, 11/15/19(3)	1,100	0
Concho Resources, Inc.
5.50%, 4/1/23	5,200	5,391,880
Continental Resources, Inc.
4.50%, 4/15/23	100	98,000
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(7)	2,840	2,942,950
7.75%, 2/15/23(7)	2,450	2,609,250
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	5,315	5,381,437
Denbury Resources, Inc.
9.00%, 5/15/21(7)	1,790	1,897,400
5.50%, 5/1/22	675	529,875
Diamondback Energy, Inc.
4.75%, 11/1/24(7)	490	495,341
5.375%, 5/31/25(7)	1,355	1,395,650
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(7)	3,275	3,438,750
8.125%, 9/15/23(7)	975	1,040,812
Energy Transfer Equity, L.P.
7.50%, 10/15/20	1,950	2,184,000
5.875%, 1/15/24	1,440	1,537,200
EP Energy, LLC/Everest Acquisition Finance, Inc.
8.00%, 11/29/24(7)	875	923,125
8.00%, 2/15/25(7)	1,350	1,262,250
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp.
7.875%, 7/15/21(7)	1,690	1,791,400
Great Western Petroleum, LLC/Great Western Finance Corp.
9.00%, 9/30/21(7)	2,060	2,147,550
Gulfport Energy Corp.
6.625%, 5/1/23	2,420	2,459,325
6.00%, 10/15/24(7)	2,895	2,822,625
Halcon Resources Corp.
6.75%, 2/15/25(7)	2,025	1,998,675
Holly Energy Partners, L.P./Holly Energy Finance Corp.
6.00%, 8/1/24(7)	525	552,563
Matador Resources Co.
6.875%, 4/15/23	2,675	2,808,750

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Murphy Oil Corp.
6.875%, 8/15/24	495	$525,938
Newfield Exploration Co.
5.375%, 1/1/26	405	425,007
Noble Holding International, Ltd.
7.75%, 1/15/24	1,375	1,326,875
Oasis Petroleum, Inc.
6.50%, 11/1/21	420	423,150
6.875%, 3/15/22	110	113,025
6.875%, 1/15/23	910	930,475
Parsley Energy, LLC/Parsley Finance Corp.
6.25%, 6/1/24(7)	345	367,425
5.375%, 1/15/25(7)	1,240	1,261,700
5.25%, 8/15/25(7)	670	680,050
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	2,545	2,602,262
7.00%, 11/15/23	405	408,038
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	1,800	1,831,500
PDC Energy, Inc.
6.125%, 9/15/24(7)	350	360,500
Petrobras Global Finance B.V.
6.125%, 1/17/22	1,648	1,732,048
Precision Drilling Corp.
6.625%, 11/15/20	155	157,011
6.50%, 12/15/21	225	225,612
7.75%, 12/15/23(7)	90	95,175
RSP Permian, Inc.
6.625%, 10/1/22	3,090	3,267,675
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	935	1,008,160
5.625%, 4/15/23	1,901	2,064,695
Seven Generations Energy, Ltd.
8.25%, 5/15/20(7)	4,390	4,609,500
6.75%, 5/1/23(7)	2,435	2,556,750
6.875%, 6/30/23(7)	1,250	1,312,500
Shell International Finance B.V.
2.50%, 9/12/26	2,170	2,049,446
SM Energy Co.
6.125%, 11/15/22	870	880,875
6.50%, 1/1/23	1,995	2,034,900
6.75%, 9/15/26	695	701,950
Southwestern Energy Co.
5.80%, 1/23/20	370	375,319

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23		995	$1,014,900
Tervita Escrow Corp.
7.625%, 12/1/21(7)		1,375	1,426,562
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19		630	667,800
6.25%, 10/15/22		1,505	1,597,181
5.25%, 1/15/25		665	696,588
Triangle USA Petroleum Corp.
6.75%, 7/15/22(5)(7)		1,375	405,625
Trinidad Drilling, Ltd.
6.625%, 2/15/25(7)		820	821,025
Weatherford International, Ltd.
8.25%, 6/15/23		360	392,400
9.875%, 2/15/24(7)		835	970,687
Whiting Petroleum Corp.
5.00%, 3/15/19		390	390,975
WildHorse Resource Development Corp.
6.875%, 2/1/25(7)		2,300	2,202,250
Williams Cos., Inc. (The)
3.70%, 1/15/23		1,605	1,584,937
4.55%, 6/24/24		1,240	1,255,500
5.75%, 6/24/44		1,295	1,307,950
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24		385	396,401
Woodside Finance, Ltd.
3.70%, 9/15/26(7)		1,000	978,712

			$113,428,691

Packaging & Containers — 0.1%
ARD Finance S.A.
6.625%, 9/15/23(8)(9)	EUR	550	$607,326
7.125%, 9/15/23(7)(8)		1,075	1,109,938

			$1,717,264

Pharmaceuticals — 0.3%
Actavis Funding SCS
4.55%, 3/15/35		500	$502,751
Baxalta, Inc.
4.00%, 6/23/25		750	765,403
Mylan N.V.
3.95%, 6/15/26		770	755,054

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Pharmaceuticals (continued)
PRA Holdings, Inc.
9.50%, 10/1/23(7)	225	$250,875
Shire Acquisitions Investments Ireland DAC
2.40%, 9/23/21	1,500	1,470,472
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 7/21/23	1,430	1,358,922
Vizient, Inc.
10.375%, 3/1/24(7)	110	125,813

		$5,229,290

Pipelines — 0.2%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.
5.375%, 9/15/24(7)	695	$708,900
Georgian Oil and Gas Corp. JSC
6.75%, 4/26/21(9)	615	649,594
Regency Energy Partners, L.P./Regency Energy Finance Corp.
5.00%, 10/1/22	2,002	2,131,081

		$3,489,575

Publishing — 0.6%
Laureate Education, Inc.
9.25%, 9/1/19(7)	5,985	$6,239,362
10.00%, 9/1/19	2,630	2,804,711
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(7)(8)	720	723,600
Tribune Media Co.
5.875%, 7/15/22	1,390	1,456,025

		$11,223,698

Radio and Television — 0.7%
CBS Radio, Inc.
7.25%, 11/1/24(7)	1,030	$1,084,075
Clear Channel Worldwide Holdings, Inc.
Series A, 7.625%, 3/15/20	470	468,825
Series A, 6.50%, 11/15/22	1,100	1,122,000
Series B, 6.50%, 11/15/22	2,130	2,221,846
iHeartCommunications, Inc.
9.00%, 12/15/19	226	192,948
11.25%, 3/1/21	1,505	1,192,712
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(7)	1,250	1,301,562

Security		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Sirius XM Radio, Inc.
6.00%, 7/15/24(7)		2,830	$3,042,250
Univision Communications, Inc.
5.125%, 5/15/23(7)		1,260	1,260,000

			$11,886,218

Real Estate Investment Trusts (REITs) — 0.3%
CBL & Associates, L.P.
4.60%, 10/15/24		403	$367,566
5.95%, 12/15/26		1,000	966,490
Communications Sales & Leasing, Inc./CSL Capital, LLC
8.25%, 10/15/23		485	514,100
DDR Corp.
3.625%, 2/1/25		455	438,410
Mattamy Group Corp.
6.875%, 12/15/23(7)		2,455	2,559,337
VEREIT Operating Partnership, L.P.
4.875%, 6/1/26		1,000	1,045,000

			$5,890,903

Retailers (Except Food and Drug) — 2.0%
B&M European Value Retail S.A.
4.125%, 2/1/22(9)	GBP	330	$431,174
Dollar Tree, Inc.
5.25%, 3/1/20		1,905	1,964,912
5.75%, 3/1/23		4,400	4,708,000
Hot Topic, Inc.
9.25%, 6/15/21(7)		3,480	3,393,000
L Brands, Inc.
8.50%, 6/15/19		3,325	3,724,000
5.625%, 2/15/22		790	832,462
6.875%, 11/1/35		2,110	2,046,700
Macy’s Retail Holdings, Inc.
6.70%, 7/15/34		785	813,101
4.30%, 2/15/43		641	509,646
Michaels Stores, Inc.
5.875%, 12/15/20(7)		1,775	1,827,167
Murphy Oil USA, Inc.
6.00%, 8/15/23		4,165	4,383,662
Nordstrom, Inc.
5.00%, 1/15/44		1,035	980,951
Party City Holdings, Inc.
6.125%, 8/15/23(7)		2,910	2,960,925

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
PetSmart, Inc.
7.125%, 3/15/23(7)	1,100	$1,047,750
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	1,225	1,266,344
5.625%, 12/1/25	1,805	1,811,769
Signet UK Finance PLC
4.70%, 6/15/24	1,321	1,280,575
Vista Outdoor, Inc.
5.875%, 10/1/23	1,620	1,583,550

		$35,565,688

Road & Rail — 0.1%
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(7)	1,990	$2,029,800

		$2,029,800

Software and Services — 0.5%
Camelot Finance S.A.
7.875%, 10/15/24(7)	1,115	$1,184,677
Electronic Arts, Inc.
4.80%, 3/1/26	990	1,072,440
Gartner, Inc.
5.125%, 4/1/25(7)	1,340	1,368,475
IHS Markit, Ltd.
5.00%, 11/1/22(7)	2,240	2,357,600
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(7)(8)	2,090	2,147,475

		$8,130,667

Steel — 0.4%
Allegheny Ludlum, LLC
6.95%, 12/15/25	190	$181,925
Allegheny Technologies, Inc.
5.95%, 1/15/21	455	450,450
7.875%, 8/15/23	1,095	1,126,098
ArcelorMittal
7.00%, 2/25/22	4,000	4,569,520
Steel Dynamics, Inc.
6.375%, 8/15/22	500	523,125
Zekelman Industries, Inc.
9.875%, 6/15/23(7)	140	156,800

		$7,007,918

Security		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.8%
Adani Ports & Special Economic Zone, Ltd.
3.95%, 1/19/22(7)		1,000	$1,012,751
Debt and Asset Trading Corp.
1.00%, 10/10/25(9)		2,000	1,171,000
Hertz Corp. (The)
6.25%, 10/15/22		435	415,425
5.50%, 10/15/24(7)		825	720,844
Park Aerospace Holdings, Ltd.
5.25%, 8/15/22(7)		3,975	4,148,906
5.50%, 2/15/24(7)		2,335	2,434,237
XPO Logistics, Inc.
6.50%, 6/15/22(7)		3,035	3,198,131
6.125%, 9/1/23(7)		705	735,844

			$13,837,138

Technology — 0.3%
Abengoa Finance S.A.U.
7.75%, 2/1/20(5)(7)		1,125	$45,563
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.875%, 6/15/21(7)		100	105,160
7.125%, 6/15/24(7)		100	110,601
6.02%, 6/15/26(7)		200	218,826
International Game Technology PLC
6.50%, 2/15/25(7)		720	770,400
Israel Electric Corp., Ltd.
5.00%, 11/12/24(7)(9)		1,000	1,053,000
Micron Technology, Inc.
5.25%, 8/1/23(7)		585	602,550
5.625%, 1/15/26(7)		855	902,025
Rackspace Hosting, Inc.
8.625%, 11/15/24(7)		1,040	1,098,448
Western Union Co. (The)
6.20%, 11/17/36		637	653,933

			$5,560,506

Telecommunications — 5.9%
Altice Financing S.A.
6.625%, 2/15/23(7)		2,580	$2,689,650
Altice Luxembourg S.A.
7.25%, 5/15/22(9)	EUR	304	343,693
7.75%, 5/15/22(7)		2,860	3,042,325
7.625%, 2/15/25(7)		1,290	1,368,206

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
AT&T, Inc.
3.60%, 2/17/23		950	$963,270
3.80%, 3/1/24		390	394,758
Avaya, Inc.
9.00%, 4/1/19(5)(7)		2,250	1,783,125
CenturyLink, Inc.
5.80%, 3/15/22		210	217,207
6.75%, 12/1/23		1,695	1,773,394
7.50%, 4/1/24		705	747,081
Cincinnati Bell, Inc.
7.00%, 7/15/24(7)		700	735,875
Colombia Telecomunicaciones SA ESP
8.50% to 3/30/20(7)(10)(11)		203	199,973
CommScope Technologies Finance, LLC
6.00%, 6/15/25(7)		1,765	1,857,662
5.00%, 3/15/27(7)		1,330	1,331,264
Digicel, Ltd.
6.00%, 4/15/21(7)		2,165	1,978,269
6.75%, 3/1/23(7)		1,080	969,300
eircom Finance DAC
4.50%, 5/31/22(9)	EUR	124	137,600
Equinix, Inc.
5.875%, 1/15/26		2,725	2,905,531
5.375%, 5/15/27		1,010	1,045,350
Frontier Communications Corp.
8.875%, 9/15/20		340	359,975
6.25%, 9/15/21		1,710	1,598,850
10.50%, 9/15/22		1,445	1,470,288
7.625%, 4/15/24		285	246,383
6.875%, 1/15/25		1,845	1,535,962
11.00%, 9/15/25		690	672,319
Hughes Satellite Systems Corp.
6.50%, 6/15/19		2,912	3,162,869
5.25%, 8/1/26(7)		1,065	1,065,000
6.625%, 8/1/26(7)		705	722,625
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20		2,535	2,322,694
7.50%, 4/1/21		220	199,375
5.50%, 8/1/23		1,525	1,260,031
8.00%, 2/15/24(7)		490	520,625
Juniper Networks, Inc.
4.35%, 6/15/25		730	750,929
Level 3 Financing, Inc.
5.375%, 1/15/24		1,000	1,026,250

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Play Topco SA
5.375%, 9/15/22(8)(9)	EUR	355	$378,526
Sprint Capital Corp.
6.875%, 11/15/28		670	709,363
Sprint Communications, Inc.
9.00%, 11/15/18(7)		13,520	14,753,700
7.00%, 8/15/20		4,810	5,176,762
6.00%, 11/15/22		250	256,250
Sprint Corp.
7.25%, 9/15/21		2,060	2,229,311
7.875%, 9/15/23		10,250	11,377,500
7.625%, 2/15/25		1,535	1,680,825
T-Mobile USA, Inc.
6.633%, 4/28/21		1,735	1,797,460
6.731%, 4/28/22		620	644,056
6.625%, 4/1/23		1,670	1,786,366
6.375%, 3/1/25		1,395	1,506,600
6.50%, 1/15/26		610	669,475
Verizon Communications, Inc.
6.00%, 4/1/41		431	488,189
Virgin Media Finance PLC
6.375%, 4/15/23(7)		10,705	11,213,487
5.75%, 1/15/25(7)		2,015	2,027,594
Wind Acquisition Finance S.A.
4.922%, 4/30/19(7)(14)	EUR	600	651,108
3.673%, 7/15/20(7)(14)	EUR	625	670,084
4.75%, 7/15/20(7)		3,800	3,880,750
Zayo Group, LLC/Zayo Capital, Inc.
6.375%, 5/15/25		200	216,624
5.75%, 1/15/27(7)		640	676,672

			$104,188,410

Transportation — 0.1%
A.P. Moller – Maersk A/S
3.75%, 9/22/24(7)		1,025	$1,024,917

			$1,024,917

Utilities — 0.8%
AES Corp. (The)
5.50%, 3/15/24		1,015	$1,035,300
5.50%, 4/15/25		135	137,363
6.00%, 5/15/26		135	140,400
AES Gener SA
5.25%, 8/15/21(7)		660	698,431

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corp.
5.375%, 1/15/23		1,905	$1,938,337
Dynegy, Inc.
6.75%, 11/1/19		2,140	2,209,550
7.375%, 11/1/22		1,225	1,218,875
7.625%, 11/1/24		1,405	1,347,044
Enel Americas SA
4.00%, 10/25/26		1,000	991,750
ITC Holdings Corp.
5.30%, 7/1/43		660	736,839
NRG Energy, Inc.
7.875%, 5/15/21		287	296,328
Pattern Energy Group, Inc.
5.875%, 2/1/24(7)		1,000	1,017,500
Southwestern Electric Power Co.
6.20%, 3/15/40		696	868,300
Thames Water Kemble Finance PLC
5.875%, 7/15/22(9)	GBP	450	625,937
Trinidad Generation Unlimited
5.25%, 11/4/27(7)		987	986,013

			$14,247,967

Total Corporate Bonds & Notes (identified cost $886,568,588)			$906,335,347

Foreign Government and Agency Securities — 3.5%

Security		Principal Amount* (000’s omitted)	Value

Albania — 0.2%
Republic of Albania
5.75%, 11/12/20(9)	EUR	2,270	$2,683,046

Total Albania			$2,683,046

Armenia — 0.1%
Republic of Armenia
6.00%, 9/30/20(9)		200	$210,100
7.15%, 3/26/25(9)		950	1,020,449

Total Armenia			$1,230,549

Security		Principal Amount* (000’s omitted)	Value

Barbados — 0.2%
Barbados Government International Bond
6.625%, 12/5/35(9)		4,200	$2,772,000

Total Barbados			$2,772,000

Croatia — 0.1%
Croatia
3.875%, 5/30/22(9)	EUR	601	$698,539

Total Croatia			$698,539

Cyprus — 0.2%
Republic of Cyprus
3.75%, 7/26/23(9)	EUR	57	$63,617
3.875%, 5/6/22(9)	EUR	1,615	1,831,216
4.25%, 11/4/25(9)	EUR	393	451,325
4.625%, 2/3/20(7)(9)	EUR	120	140,260
4.75%, 6/25/19(9)	EUR	415	483,762

Total Cyprus			$2,970,180

Dominican Republic — 0.1%
Dominican Republic International Bond
8.625%, 4/20/27(9)		2,000	$2,374,100

Total Dominican Republic			$2,374,100

Ecuador — 0.2%
Republic of Ecuador
10.50%, 3/24/20(7)		1,965	$2,092,725
10.50%, 3/24/20(9)		1,000	1,065,000
10.75%, 3/28/22(9)		325	344,500

Total Ecuador			$3,502,225

El Salvador — 0.2%
Republic of El Salvador
7.375%, 12/1/19(9)		1,210	$1,247,813
7.75%, 1/24/23(9)		1,800	1,843,650
8.25%, 4/10/32(9)		875	871,745
8.625%, 2/28/29(9)		200	207,000

Total El Salvador			$4,170,208

Fiji — 0.1%
Republic of Fiji
6.625%, 10/2/20(9)		2,443	$2,444,524

Total Fiji			$2,444,524

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Georgia — 0.0%(13)
Republic of Georgia
6.875%, 4/12/21(9)		559	$619,987

Total Georgia			$619,987

Greece — 0.1%
Hellenic Republic Government Bond
4.75%, 4/17/19(7)(9)	EUR	1,977	$2,004,055

Total Greece			$2,004,055

Honduras — 0.2%
Honduras Government International Bond
6.25%, 1/19/27(9)		150	$152,568
7.50%, 3/15/24(9)		400	441,500
8.75%, 12/16/20(9)		2,023	2,301,830

Total Honduras			$2,895,898

Iraq — 0.1%
Republic of Iraq
5.80%, 1/15/28(9)		2,413	$2,135,563

Total Iraq			$2,135,563

Kenya — 0.0%(13)
Republic of Kenya
6.875%, 6/24/24(9)		465	$464,409

Total Kenya			$464,409

Lebanon — 0.1%
Lebanese Republic
6.75%, 11/29/27(9)		1,800	$1,826,194

Total Lebanon			$1,826,194

Lithuania — 0.1%
Republic of Lithuania
6.125%, 3/9/21(9)		1,200	$1,358,976

Total Lithuania			$1,358,976

Macedonia — 0.2%
Republic of Macedonia
3.975%, 7/24/21(9)	EUR	2,500	$2,719,913
4.875%, 12/1/20(7)	EUR	485	548,333
4.875%, 12/1/20(9)	EUR	303	342,567

Total Macedonia			$3,610,813

Security	Principal Amount* (000’s omitted)	Value

Nigeria — 0.1%
Republic of Nigeria
5.125%, 7/12/18(9)	1,800	$1,833,721

Total Nigeria		$1,833,721

Rwanda — 0.1%
Republic of Rwanda
6.625%, 5/2/23(9)	2,396	$2,422,512

Total Rwanda		$2,422,512

Serbia — 0.2%
Republic of Serbia
4.875%, 2/25/20(9)	1,915	$1,988,555
5.875%, 12/3/18(9)	980	1,032,185

Total Serbia		$3,020,740

Seychelles — 0.1%
Republic of Seychelles
7.00% to 1/1/18, 1/1/26(9)(16)	1,522	$1,562,850

Total Seychelles		$1,562,850

Sri Lanka — 0.2%
Republic of Sri Lanka
6.125%, 6/3/25(9)	3,280	$3,287,747
6.85%, 11/3/25(9)	200	207,315

Total Sri Lanka		$3,495,062

Suriname — 0.2%
Republic of Suriname
9.25%, 10/26/26(9)	3,970	$3,947,550

Total Suriname		$3,947,550

Tanzania — 0.2%
United Republic of Tanzania
7.421%, 3/9/20(9)(14)	2,613	$2,768,002

Total Tanzania		$2,768,002

Turkey — 0.2%
Republic of Turkey
5.625%, 3/30/21	1,680	$1,757,579
7.00%, 6/5/20	1,790	1,957,320

Total Turkey		$3,714,899

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Zambia — 0.0%(13)
Republic of Zambia
8.50%, 4/14/24(7)	614	$634,440

Total Zambia		$634,440

Total Foreign Government and Agency Securities (identified cost $60,959,221)		$61,161,042

Sovereign Loans — 0.1%

Borrower	Principal Amount (000’s omitted)	Value

Kenya — 0.1%
Government of Kenya
Term Loan, 6.50%, Maturing October 28, 2017(17)	$1,150	$1,147,125

Total Kenya		$1,147,125

Total Sovereign Loans (identified cost $1,144,696)		$1,147,125

Mortgage Pass-Throughs — 10.3%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
5.00%, with various maturities to 2019(18)	$1,822	$1,864,604
5.50%, with various maturities to 2032	1,016	1,109,008
6.00%, with various maturities to 2031	336	366,640
6.50%, with various maturities to 2036	7,321	8,346,808
7.00%, with various maturities to 2036(18)	7,396	8,495,373
7.13%, with maturity at 2023	115	124,702
7.50%, with various maturities to 2035	5,070	5,799,910
7.65%, with maturity at 2022	103	110,352
8.00%, with various maturities to 2034	2,610	2,950,600
8.25%, with maturity at 2020	57	59,547
8.30%, with maturity at 2020	206	215,752
8.50%, with various maturities to 2031	1,792	2,028,607
9.00%, with various maturities to 2031	295	326,893
9.50%, with various maturities to 2025	253	262,066
10.00%, with maturity at 2020	18	19,574
10.50%, with maturity at 2020	23	24,386

		$32,104,822

Federal National Mortgage Association:
2.58%, with maturity at 2036(19)	$1,242	$1,244,342
2.781%, with maturity at 2037(19)	2,474	2,569,563

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
2.81%, with maturity at 2022(19)	$229	$232,298
2.823%, with maturity at 2036(19)	14,006	14,815,508
4.50%, with maturity at 2042(18)	10,840	11,661,890
5.00%, with various maturities to 2040(18)	13,163	14,380,988
5.50%, with various maturities to 2033	1,355	1,521,502
6.00%, with various maturities to 2033	3,866	4,251,156
6.324%, with maturity at 2032(19)	4,110	4,512,127
6.50%, with various maturities to 2036(18)	30,107	34,262,737
6.75%, with maturity at 2023	72	79,099
7.00%, with various maturities to 2037	13,914	16,013,096
7.499%, with maturity at 2018(20)	1	1,058
7.50%, with various maturities to 2035	5,940	6,934,781
7.92%, with maturity at 2027(20)	421	480,055
8.00%, with various maturities to 2034	1,869	2,152,293
8.125%, with maturity at 2029(20)	138	158,559
8.29%, with maturity at 2024(20)	21	23,874
8.295%, with maturity at 2028(20)	107	124,097
8.475%, with maturity at 2027(20)	156	179,777
8.50%, with various maturities to 2037	1,743	2,004,748
9.00%, with various maturities to 2032	2,829	3,192,340
9.485%, with maturity at 2025(20)	37	40,030
9.50%, with various maturities to 2030	1,047	1,169,771
10.00%, with various maturities to 2020	50	51,917
10.062%, with maturity at 2019(20)	11	10,947
10.50%, with maturity at 2021	78	85,905

		$122,154,458

Government National Mortgage Association:
6.00%, with maturity at 2024	$714	$780,668
6.50%, with various maturities to 2032(18)	5,379	5,994,766
7.00%, with various maturities to 2033	2,487	2,922,967
7.50%, with various maturities to 2032(18)	7,677	8,714,935
8.00%, with various maturities to 2034(18)	4,494	5,245,350
8.30%, with maturity at 2020	87	92,129
8.50%, with various maturities to 2022	206	227,712
9.00%, with various maturities to 2025	883	1,004,987
9.50%, with various maturities to 2026	1,246	1,402,520
10.00%, with maturity at 2019	36	37,895

		$26,423,929

Total Mortgage Pass-Throughs (identified cost $175,109,968)		$180,683,209

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 18.3%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 24, Class J, 6.25%, 11/25/23	$391	$423,081
Series 242, (Principal Only), Class PO, 0.00%, 11/15/36(21)	7,499	6,833,840
Series 259, (Principal Only), Class PO, 0.00%, 4/15/39(21)	4,386	3,952,066
Series 267, (Interest Only), Class S5, 5.088%, 8/15/42(22)(23)	9,873	1,940,572
Series 284, (Interest Only), Class S6, 5.188%, 10/15/42(22)(23)	5,511	1,120,799
Series 1497, Class K, 7.00%, 4/15/23	367	405,205
Series 1529, Class Z, 7.00%, 6/15/23	528	585,033
Series 1620, Class Z, 6.00%, 11/15/23	420	457,760
Series 1677, Class Z, 7.50%, 7/15/23	309	345,580
Series 1702, Class PZ, 6.50%, 3/15/24	3,668	4,044,698
Series 2113, Class QG, 6.00%, 1/15/29	806	903,013
Series 2122, Class K, 6.00%, 2/15/29	146	163,454
Series 2130, Class K, 6.00%, 3/15/29	99	110,742
Series 2167, Class BZ, 7.00%, 6/15/29	104	118,280
Series 2182, Class ZB, 8.00%, 9/15/29	1,145	1,350,572
Series 2198, Class ZA, 8.50%, 11/15/29	1,357	1,586,078
Series 2245, Class A, 8.00%, 8/15/27	3,248	3,819,996
Series 2458, Class ZB, 7.00%, 6/15/32	1,120	1,306,251
Series 3606, (Principal Only), Class PO, 0.00%, 12/15/39(21)	4,577	3,893,843
Series 3727, (Interest Only), Class PS, 5.788%, 11/15/38(22)(23)	3,052	114,425
Series 3762, Class SH, 8.431%, 11/15/40(22)	773	872,488
Series 3973, (Interest Only), Class SG, 5.738%, 4/15/30(22)(23)	4,699	440,306
Series 4067, (Interest Only), Class JI, 3.50%, 6/15/27(23)	6,045	684,897
Series 4070, (Interest Only), Class S, 5.188%, 6/15/32(22)(23)	10,943	1,896,459
Series 4088, (Interest Only), Class EI, 3.50%, 9/15/41(23)	13,517	1,989,710
Series 4094, (Interest Only), Class CS, 5.088%, 8/15/42(22)(23)	5,675	1,129,790
Series 4095, (Interest Only), Class HS, 5.188%, 7/15/32(22)(23)	4,132	585,986
Series 4097, Class PE, 3.00%, 11/15/40	2,145	2,184,367
Series 4109, (Interest Only), Class ES, 5.238%, 12/15/41(22)(23)	94	17,329
Series 4109, (Interest Only), Class KS, 5.188%, 5/15/32(22)(23)	3,231	180,570
Series 4110, (Interest Only), Class SA, 4.738%, 9/15/42(22)(23)	7,071	1,075,576

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4149, (Interest Only), Class S, 5.338%, 1/15/33(22)(23)	$5,386	$931,128
Series 4186, (Interest Only), Class IQ, 4.00%, 12/15/28(23)	3,541	94,622
Series 4188, (Interest Only), Class AI, 3.50%, 4/15/28(23)	4,306	429,089
Series 4203, (Interest Only), Class QS, 5.338%, 5/15/43(22)(23)	10,377	1,691,144
Series 4233, (Interest Only), Class GI, 3.50%, 3/15/25(23)	2,943	87,917
Series 4273, Class PU, 4.00%, 11/15/43	3,181	3,216,610
Series 4273, Class SP, 9.908%, 11/15/43(22)	707	859,751
Series 4316, (Interest Only), Class JS, 5.188%, 1/15/44(22)(23)	3,447	545,001
Series 4336, Class GU, 3.50%, 2/15/53	575	577,350
Series 4337, Class YT, 3.50%, 4/15/49	7,619	7,685,206
Series 4407, Class LN, 7.492%, 12/15/43(22)	416	404,021
Series 4408, (Interest Only), Class IP, 3.50%, 4/15/44(23)	8,830	1,554,050
Series 4416, Class SU, 7.031%, 12/15/44(22)	9,356	9,505,233
Series 4417, (Principal Only), Class KO, 0.00%, 12/15/43(21)	689	492,542
Series 4452, Class ZJ, 3.00%, 11/15/44	2,867	2,588,513
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(21)	3,962	3,416,144
Series 4583, Class CZ, 3.50%, 5/15/46	3,643	3,551,122
Series 4584, Class PM, 3.00%, 5/15/46	8,874	9,080,965
Series 4616, Class EZ, 3.00%, 9/15/46	1,398	1,343,414
Series 4617, Class CZ, 3.50%, 5/15/46	10,661	10,413,354
Series 4629, (Interest Only), Class QI, 3.50%, 11/15/46(23)	9,835	1,666,014
Series 4630, Class CZ, 3.00%, 12/15/43	16,329	15,950,195
Series 4637, Class CU, 3.00%, 8/15/44	8,943	8,629,612
Series 4637, Class QF, 1.784%, 4/15/44(14)	17,606	17,599,894
Series 4637, Class QU, 3.00%, 4/15/44	9,106	8,792,354
Series 4639, Class KF, 2.084%, 12/15/44(14)	5,450	5,410,296
Series 4644, (Interest Only), Class TI, 3.50%, 1/15/45(23)	11,703	2,048,212
Series 4648, Class WF, 1.784%, 1/15/47(14)	2,837	2,832,323
Series 4653, (Interest Only), Class PI, 3.50%, 7/15/44(23)	5,975	879,478

		$166,808,320

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA3, Class M3, 5.682%, 4/25/28(14)	$2,750	$3,036,004
Series 2016-DNA2, Class M3, 5.632%, 10/25/28(14)	6,250	6,779,154
Series 2016-DNA4, Class M3, 4.782%, 3/25/29(14)	3,000	3,102,881

		$12,918,039

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:
Series G92-44, Class Z, 8.00%, 7/25/22	$2	$2,566
Series G92-44, Class ZQ, 8.00%, 7/25/22	4	4,175
Series G92-46, Class Z, 7.00%, 8/25/22	170	183,775
Series G92-60, Class Z, 7.00%, 10/25/22	238	257,142
Series G93-35, Class ZQ, 6.50%, 11/25/23	4,820	5,235,774
Series G93-40, Class H, 6.40%, 12/25/23	1,000	1,082,371
Series 379, (Principal Only), Class 1, 0.00%, 5/25/37(21)	4,869	4,428,481
Series 1988-14, Class I, 9.20%, 6/25/18	8	8,153
Series 1989-34, Class Y, 9.85%, 7/25/19	58	60,593
Series 1990-17, Class G, 9.00%, 2/25/20	32	33,953
Series 1990-27, Class Z, 9.00%, 3/25/20	23	24,948
Series 1990-29, Class J, 9.00%, 3/25/20	29	30,677
Series 1990-43, Class Z, 9.50%, 4/25/20	121	128,701
Series 1991-98, Class J, 8.00%, 8/25/21	81	88,511
Series 1992-77, Class ZA, 8.00%, 5/25/22	480	524,793
Series 1992-103, Class Z, 7.50%, 6/25/22	29	31,593
Series 1992-113, Class Z, 7.50%, 7/25/22	62	67,515
Series 1992-185, Class ZB, 7.00%, 10/25/22	103	112,222
Series 1993-16, Class Z, 7.50%, 2/25/23	283	313,399
Series 1993-22, Class PM, 7.40%, 2/25/23	252	275,138
Series 1993-25, Class J, 7.50%, 3/25/23	328	365,741
Series 1993-30, Class PZ, 7.50%, 3/25/23	578	642,633
Series 1993-42, Class ZQ, 6.75%, 4/25/23	803	880,077
Series 1993-56, Class PZ, 7.00%, 5/25/23	120	132,737
Series 1993-156, Class ZB, 7.00%, 9/25/23	138	152,674
Series 1994-45, Class Z, 6.50%, 2/25/24	1,032	1,130,740
Series 1994-89, Class ZQ, 8.00%, 7/25/24	670	759,600
Series 1996-57, Class Z, 7.00%, 12/25/26	646	731,930
Series 1997-77, Class Z, 7.00%, 11/18/27	306	339,676
Series 1998-44, Class ZA, 6.50%, 7/20/28	322	357,921
Series 1999-45, Class ZG, 6.50%, 9/25/29	98	107,556
Series 2000-22, Class PN, 6.00%, 7/25/30	1,036	1,159,867
Series 2002-1, Class G, 7.00%, 7/25/23	173	188,843
Series 2002-21, Class PE, 6.50%, 4/25/32	802	916,679
Series 2005-75, Class CS, 20.273%, 9/25/35(22)	948	1,780,191
Series 2006-8, (Principal Only), Class WQ, 0.00%, 3/25/36(21)	6,170	5,417,595
Series 2007-74, Class AC, 5.00%, 8/25/37	8,352	8,977,265
Series 2010-99, (Interest Only), Class NS, 5.618%, 3/25/39(22)(23)	3,555	259,343
Series 2010-119, (Interest Only), Class SK, 5.018%, 4/25/40(22)(23)	774	16,551
Series 2010-124, (Interest Only), Class SJ, 5.068%, 11/25/38(22)(23)	3,863	360,578
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(23)	233	129

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2011-45, (Interest Only), Class SA, 5.668%, 1/25/29(22)(23)	$2,507	$113,559
Series 2011-49, Class NT, 6.00%, 6/25/41(22)	1,027	1,125,407
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(23)	15,033	1,472,167
Series 2011-101, (Interest Only), Class IE, 3.50%, 10/25/26(23)	4,837	473,983
Series 2011-109, Class PE, 3.00%, 8/25/41	4,752	4,780,862
Series 2012-24, (Interest Only), Class S, 4.518%, 5/25/30(22)(23)	3,566	298,209
Series 2012-33, (Interest Only), Class CI, 3.50%, 3/25/27(23)	8,376	880,284
Series 2012-56, (Interest Only), Class SU, 5.768%, 8/25/26(22)(23)	3,084	190,514
Series 2012-94, (Interest Only), Class KS, 5.668%, 5/25/38(22)(23)	8,987	1,357,690
Series 2012-103, (Interest Only), Class GS, 5.118%, 2/25/40(22)(23)	10,041	1,059,630
Series 2012-124, (Interest Only), Class IO, 1.779%, 11/25/42(20)(23)	10,565	496,544
Series 2012-134, Class ZT, 2.00%, 12/25/42	4,489	3,749,097
Series 2012-150, (Interest Only), Class SK, 5.168%, 1/25/43(22)(23)	7,325	1,323,535
Series 2013-6, Class TA, 1.50%, 1/25/43	7,696	7,484,780
Series 2013-12, (Interest Only), Class SP, 4.668%, 11/25/41(22)(23)	3,809	527,638
Series 2013-15, (Interest Only), Class DS, 5.218%, 3/25/33(22)(23)	15,059	2,821,042
Series 2013-16, (Interest Only), Class SY, 5.168%, 3/25/43(22)(23)	3,388	595,219
Series 2013-52, Class MD, 1.25%, 6/25/43	8,479	7,961,971
Series 2013-54, (Interest Only), Class HS, 5.318%, 10/25/41(22)(23)	5,318	659,470
Series 2013-64, (Interest Only), Class PS, 5.268%, 4/25/43(22)(23)	5,954	950,027
Series 2013-67, Class NF, 1.982%, 7/25/43(14)	2,784	2,700,916
Series 2013-75, (Interest Only), Class SC, 5.268%, 7/25/42(22)(23)	14,475	1,928,361
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(23)	2,192	399,397
Series 2014-35, Class CF, 1.332%, 6/25/44(14)	6,601	6,595,024
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(23)	2,210	391,207
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(23)	5,809	890,763
Series 2014-64, Class PA, 3.00%, 3/25/44	7,934	8,050,857
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(23)	7,665	1,459,166

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2015-17, (Interest Only), Class SA, 5.218%, 11/25/43(22)(23)	$8,283	$1,441,722
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(23)	6,750	1,096,355
Series 2015-89, Class ZB, 3.00%, 5/25/54	4,642	4,615,322
Series 2015-95, (Interest Only), Class SB, 5.018%, 1/25/46(22)(23)	19,673	3,973,367
Series 2016-1, (Interest Only), Class SJ, 5.168%, 2/25/46(22)(23)	29,440	5,965,081
Series 2016-22, Class ZE, 3.00%, 6/25/44	1,151	1,147,213
Series 2017-13, Class KF, 1.784%, 2/25/47(14)	3,495	3,489,580
Series 2017-39, Class JZ, 10/25/39(22)(24)	2,680	2,616,223

		$122,654,988

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C01, Class 1B1, 6.732%, 7/25/29(14)	$4,500	$4,763,818

		$4,763,818

Government National Mortgage Association:
Series 2002-45, Class PG, 6.00%, 3/17/32	$469	$477,971
Series 2011-156, Class GA, 2.00%, 12/16/41	850	765,178
Series 2016-81, Class CZ, 2.25%, 3/16/45	1,902	1,769,360
Series 2016-129, Class ZC, 2.00%, 6/20/45	5,955	5,796,414
Series 2016-171, Class AZ, 2.50%, 10/20/44	4,440	4,443,802

		$13,252,725

Total Collateralized Mortgage Obligations (identified cost $329,120,892)		$320,397,890

Commercial Mortgage-Backed Securities — 5.1%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2015-1, Class A2, 3.13%, 4/15/34(7)	$2,400	$2,411,684
Agate Bay Mortgage Trust
Series 2015-1, Class A4, 3.50%, 1/25/45(7)(14)	3,939	4,030,232
Banc of America Merrill Lynch Large Loan, Inc.
Series 2013-DSNY, Class E, 3.512%, 9/15/26(7)(14)	1,500	1,500,434
CFCRE Commercial Mortgage Trust
Series 2016-C7, Class D, 4.443%, 12/10/54(7)	1,000	788,960
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A2, 1.813%, 9/10/45	2,963	2,964,386
Series 2015-P1, Class D, 3.225%, 9/15/48(7)	1,500	1,174,224
COMM Mortgage Trust
Series 2012-CR2, Class AM, 3.791%, 8/15/45	395	412,534
Series 2012-CR2, Class D, 4.855%, 8/15/45(7)(20)	1,650	1,614,766
Series 2013-CR11, Class D, 5.169%, 8/10/50(7)(20)	2,500	2,359,004

Security	Principal Amount (000’s omitted)	Value

COMM Mortgage Trust (continued)
Series 2014-CR21, Class D, 3.917%, 12/10/47(7)(20)	$2,500	$2,072,018
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	2,200	2,220,793
Series 2015-CR22, Class D, 4.126%, 3/10/48(7)(20)	4,100	3,302,425
Credit Suisse Mortgage Trust
Series 2016-NXSR, Class C, 4.365%, 12/15/49(20)	2,770	2,689,822
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class A2, 3.046%, 4/15/47	2,448	2,497,750
Series 2014-C19, Class D, 4.667%, 4/15/47(7)(20)	1,425	1,267,284
Series 2014-C21, Class D, 4.661%, 8/15/47(7)(20)	3,000	2,488,615
Series 2014-C22, Class C, 4.56%, 9/15/47(20)	730	720,539
Series 2014-C22, Class D, 4.56%, 9/15/47(7)(20)	4,500	3,662,631
Series 2014-C25, Class D, 3.948%, 11/15/47(7)(20)	2,850	2,228,137
Series 2015-C29, Class D, 3.703%, 5/15/48(20)	2,000	1,529,790
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AM, 5.372%, 5/15/47	1,847	1,845,886
Series 2010-C2, Class D, 5.54%, 11/15/43(7)(20)	3,247	3,369,329
Series 2011-C5, Class D, 5.409%, 8/15/46(7)(20)	3,000	3,008,977
Series 2012-CBX, Class AS, 4.271%, 6/15/45	1,000	1,054,770
Series 2013-C13, Class D, 4.053%, 1/15/46(7)(20)	3,000	2,785,900
Series 2013-LC11, Class AS, 3.216%, 4/15/46	1,110	1,109,899
Series 2014-DSTY, Class B, 3.771%, 6/10/27(7)	2,600	2,604,678
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class D, 4.894%, 4/15/47(7)(20)	2,450	2,206,785
Series 2015-C23, Class D, 4.135%, 7/15/50(7)(20)	2,000	1,666,274
Series 2016-C32, Class D, 3.396%, 12/15/49(7)(20)	1,600	1,150,964
Morgan Stanley Capital I Trust
Series 2007-IQ15, Class A4, 5.942%, 6/11/49(20)	2,862	2,880,335
Series 2007-IQ16, Class A4, 5.809%, 12/12/49	506	509,095
Motel 6 Trust
Series 2015-MTL6, Class D, 4.532%, 2/5/30(7)	2,500	2,519,807
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.547%, 5/10/45(7)(20)	3,000	2,987,705
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class D, 6.064%, 1/10/45(7)(20)	2,850	3,132,206
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class D, 4.296%, 7/15/46(7)(20)	3,000	2,684,353
Series 2015-C29, Class D, 4.225%, 6/15/48(20)	3,000	2,440,747
Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	1,823,060
Series 2015-LC22, Class C, 4.541%, 9/15/58(20)	1,250	1,263,715
Series 2015-NXS1, Class D, 4.104%, 5/15/48(20)	2,500	2,086,428
Series 2015-SG1, Class C, 4.471%, 9/15/48(20)	1,575	1,565,823
WF-RBS Commercial Mortgage Trust
Series 2013-C13, Class AS, 3.345%, 5/15/45	660	669,614
Series 2014-LC14, Class D, 4.586%, 3/15/47(7)(20)	3,000	2,460,092

Total Commercial Mortgage-Backed Securities (identified cost $91,620,285)		$89,762,470

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Asset-Backed Securities — 3.3%

Security	Principal Amount (000’s omitted)	Value

American Homes 4 Rent
Series 2014-SFR1, Class C, 2.693%, 6/17/31(7)(14)	$2,875	$2,873,667
Series 2014-SFR1, Class D, 3.043%, 6/17/31(7)(14)	1,790	1,793,128
Apidos CLO XVII
Series 2014-17A, Class C, 4.323%, 4/17/26(7)(14)	1,000	997,124
Series 2014-17A, Class D, 5.773%, 4/17/26(7)(14)	1,000	973,543
Avis Budget Rental Car Funding, LLC
Series 2012-3A, Class A, 2.10%, 3/20/19(7)	1,750	1,754,769
Series 2013-2A, Class B, 3.66%, 2/20/20(7)	450	459,308
Blackbird Capital Aircraft Lease Securitization, Ltd.
Series 2016-1A, Class AA, 2.487%, 12/16/41(7)(16)	4,406	4,372,012
Colony American Homes
Series 2014-1A, Class C, 2.793%, 5/17/31(7)(14)	2,740	2,741,640
Series 2014-1A, Class D, 3.093%, 5/17/31(7)(14)	500	500,354
DB Master Finance, LLC
Series 2015-1A, Class A2I, 3.262%, 2/20/45(7)	1,656	1,668,509
Dell Equipment Finance Trust
Series 2015-1, Class C, 2.42%, 3/23/20(7)	1,950	1,960,611
Series 2016-1, Class B, 2.03%, 7/22/21(7)	1,750	1,745,676
First Investors Auto Owner Trust
Series 2015-1A, Class C, 2.71%, 6/15/21(7)	1,400	1,404,841
Series 2016-2A, Class A1, 1.53%, 11/16/20(7)	748	747,452
FirstKey Lending Trust
Series 2015-SFR1, Class A, 2.553%, 3/9/47(7)	1,413	1,403,300
FOCUS Brands Funding, LLC
Series 2017-1A, Class A2I, 3.857%, 4/30/47(7)(12)	1,035	1,040,417
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(7)	3,600	3,617,929
GMF Floorplan Owner Revolving Trust
Series 2015-1, Class B, 1.97%, 5/15/20(7)	255	254,429
Invitation Homes Trust
Series 2015-SFR2, Class C, 2.00%, 6/17/32(7)(14)	2,000	2,007,940
MVW Owner Trust
Series 2014-1A, Class A, 2.25%, 9/22/31(7)	1,016	1,007,981
Nextgear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/20(7)	1,600	1,607,191
Octagon Investment Partners XVI, Ltd.
Series 2013-1A, Class E, 5.523%, 7/17/25(7)(14)	1,300	1,257,542
OneMain Financial Issuance Trust
Series 2014-1A, Class A, 2.43%, 6/18/24(7)	256	256,269
Series 2014-1A, Class B, 3.24%, 6/18/24(7)	1,200	1,202,448
Series 2015-1A, Class B, 3.85%, 3/18/26(7)	1,200	1,206,158
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(7)	492	491,399
Series 2015-1A, Class B, 3.05%, 3/22/32(7)	978	983,437

Security	Principal Amount (000’s omitted)	Value

Silver Bay Realty Trust
Series 2014-1, Class C, 2.993%, 9/17/31(7)(14)	$2,700	$2,698,879
SpringCastle Funding Trust
Series 2016-AA, Class A, 3.05%, 4/25/29(7)	2,173	2,188,939
Synchrony Credit Card Master Note Trust
Series 2015-3, Class A, 1.74%, 9/15/21	1,000	1,001,701
Taco Bell Funding, LLC
Series 2016-1A, Class A2I, 3.832%, 5/25/46(7)	2,975	3,018,293
TCF Auto Receivables Owner Trust
Series 2016-PT1A, Class A, 1.93%, 6/15/22(7)	905	904,074
Tricon American Homes
Series 2015-SFR1, Class D, 3.143%, 5/17/32(7)(14)	1,000	994,876
Series 2016-SFR1, Class D, 3.886%, 11/17/33(7)	1,300	1,280,674
Verizon Owner Trust
Series 2016-1A, Class A, 1.42%, 1/20/21(7)	2,400	2,388,253
Wendys Funding, LLC
Series 2015-1A, Class A2I, 3.371%, 6/15/45(7)	3,152	3,174,942

Total Asset-Backed Securities (identified cost $57,750,210)		$57,979,705

U.S. Government Agency Obligations — 1.8%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank
3.25%, 7/1/30(18)	$5,000	$5,089,885

		$5,089,885

Federal Home Loan Bank
4.125%, 12/13/19(18)	$3,975	$4,238,515
5.25%, 12/9/22(18)	9,000	10,493,955
5.375%, 5/15/19(18)	6,585	7,128,598
5.50%, 7/15/36	4,000	5,307,536

		$27,168,604

Total U.S. Government Agency Obligations (identified cost $31,262,438)		$32,258,489

U.S. Treasury Obligations — 1.6%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 8.875%, 2/15/19(18)	$25,000	$28,582,025

Total U.S. Treasury Obligations (identified cost $28,743,879)		$28,582,025

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Common Stocks — 0.4%

Security	Shares	Value

Aerospace and Defense — 0.0%(13)
IAP Global Services, LLC(3)(15)(25)	31	$488,303

		$488,303

Automotive — 0.1%
Dayco Products, LLC(3)(15)(25)	27,250	$899,250

		$899,250

Business Equipment and Services — 0.0%(13)
Education Management Corp.(3)(15)(25)	5,580,468	$0
RCS Capital Corp.(3)(15)(25)	37,523	581,606

		$581,606

Health Care — 0.0%(13)
New Millennium Holdco, Inc.(15)(25)	42,216	$52,770

		$52,770

Lodging and Casinos — 0.0%(13)
Tropicana Entertainment, Inc.(15)(25)	17,051	$545,632

		$545,632

Nonferrous Metals/Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(15)(25)	704	$0

		$0

Oil and Gas — 0.2%
Pacific Exploration and Production Corp.(15)(25)	4,778	$148,596
Samson Resources II, LLC, Class A(15)(25)	45,294	747,351
Seventy Seven Energy, Inc.(15)(25)	38,014	1,624,338
Southcross Holdings Group, LLC(3)(15)(25)	78	0
Southcross Holdings L.P., Class A(15)(25)	78	34,125

		$2,554,410

Publishing — 0.1%
ION Media Networks, Inc.(3)(15)	5,187	$2,008,718
MediaNews Group, Inc.(3)(15)(25)	14,016	503,024
Nelson Education, Ltd.(3)(15)(25)	73,690	0

		$2,511,742

Total Common Stocks (identified cost $4,783,988)		$7,633,713

Convertible Bonds — 0.0%(13)

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.0%(13)
NRG Yield, Inc., 3.25%, 6/1/20(7)	$225	$220,500

Total Convertible Bonds (identified cost $218,217)		$220,500

Convertible Preferred Stocks — 0.0%

Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(3)(15)(25)	6,209	$0

Total Convertible Preferred Stocks (identified cost $438,211)		$0

Preferred Stocks — 0.1%

Security	Shares	Value

Banks and Thrifts — 0.1%
Farm Credit Bank of Texas, 6.75% to 9/15/23(10)(11)	8,000	$862,500

Total Preferred Stocks (identified cost $808,500)		$862,500

Closed-End Funds — 1.2%

Security	Shares	Value
BlackRock Corporate High Yield Fund, Inc.	1,946,653	$21,257,451

Total Closed-End Funds (identified cost $23,805,085)		$21,257,451

Warrants — 0.0%(13)

Security	Shares	Value

Food Products — 0.0%
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(3)(25)	1,745	$0

		$0

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Oil and Gas — 0.0%(13)
Seventy Seven Energy, Inc., Expires 8/1/21(15)(25)	10,827	$173,232

		$173,232

Total Warrants (identified cost $779,001)		$173,232

Miscellaneous — 0.0%(13)

Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%
ACC Claims Holdings, LLC(3)(25)	2,257,600	$0

		$0

Lodging and Casinos — 0.0%(13)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(7)(25)	$889,622	$445

		$445

Oil and Gas — 0.0%
SemGroup Corp., Escrow Certificate(3)(25)	6,135,000	$0

		$0

Total Miscellaneous (identified cost $0)		$445

Short-Term Investments — 3.9%

U.S. Treasury Obligations — 0.0%(13)

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 5/25/17(26)	$500	$499,493

Total U.S. Treasury Obligations (identified cost $499,306)		$499,493

Other — 3.9%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.01%(27)	67,519,258	$67,532,762

Total Other (identified cost $67,535,929)		$67,532,762

Total Short-Term Investments (identified cost $68,035,235)		$68,032,255

Total Investments — 155.8% (identified cost $2,729,072,923)		$2,734,427,043

Less Unfunded Loan Commitments — (0.2)%		$(4,057,162)

Net Investments — 155.6% (identified cost $2,725,015,761)		$2,730,369,881

Other Assets, Less Liabilities — (40.4)%		$(708,577,744)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (15.2)%		$(266,656,742)

Net Assets Applicable to Common Shares — 100.0%		$1,755,135,395

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)	This Senior Loan will settle after March 31, 2017, at which time the interest rate will be determined.

(5)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Defaulted matured security.

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2017, the aggregate value of these securities is $573,166,044 or 32.7% of the Fund’s net assets applicable to common shares.

(8)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At March 31, 2017, the aggregate value of these securities is $69,332,152 or 4.0% of the Fund’s net assets applicable to common shares.

(10)	Security converts to floating rate after the indicated fixed-rate coupon period.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)	When-issued security.

(13)	Amount is less than 0.05%.

(14)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2017.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(16)	Multi-step coupon bond. Interest rate represents the rate in effect at March 31, 2017.

(17)	Variable interest rate that updates semiannually based on changes to the LIBOR. The stated interest rate represents the rate in effect at March 31, 2017.

(18)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(19)	Adjustable rate mortgage security. Rate shown is the rate at March 31, 2017.

(20)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2017.

(21)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(22)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2017.

(23)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(24)	When-issued variable rate security whose rate will be determined after March 31, 2017.

(25)	Non-income producing security.

(26)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(27)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2017.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	381,087	EUR	353,970	JPMorgan Chase Bank, N.A.	4/21/17	$3,186	$—
USD	2,579,731	EUR	2,428,974	JPMorgan Chase Bank, N.A.	4/21/17	—	(13,458)
USD	2,047,802	EUR	1,907,416	JPMorgan Chase Bank, N.A.	4/27/17	10,875	—
CHF	16,675	USD	16,868	State Street Bank and Trust Company	4/28/17	—	(198)
EUR	160,000	USD	169,579	State Street Bank and Trust Company	4/28/17	1,292	—
EUR	257,917	USD	275,179	State Street Bank and Trust Company	4/28/17	263	—
EUR	278,348	USD	297,982	State Street Bank and Trust Company	4/28/17	—	(722)
GBP	672,326	USD	838,149	State Street Bank and Trust Company	4/28/17	4,681	—
GBP	3,357	USD	4,251	State Street Bank and Trust Company	4/28/17	—	(43)
USD	658,383	CHF	654,400	State Street Bank and Trust Company	4/28/17	4,160	—
USD	2,847,514	EUR	2,625,000	Goldman Sachs International	4/28/17	44,152	—
USD	3,388,308	EUR	3,155,625	Goldman Sachs International	4/28/17	18,267	—
USD	6,141,010	EUR	5,717,381	State Street Bank and Trust Company	4/28/17	35,148	—
USD	2,351,210	EUR	2,200,000	State Street Bank and Trust Company	4/28/17	1,726	—
USD	105,479	EUR	99,297	State Street Bank and Trust Company	4/28/17	—	(565)
USD	4,249,488	GBP	3,378,240	State Street Bank and Trust Company	4/28/17	14,516	—
USD	125,813	GBP	100,000	State Street Bank and Trust Company	4/28/17	453	—
USD	690,460	EUR	644,957	Deutsche Bank AG	5/22/17	915	—
USD	2,763,053	EUR	2,618,015	Deutsche Bank AG	5/25/17	—	(36,345)
USD	3,644,729	EUR	3,436,721	Goldman Sachs International	5/26/17	—	(30,269)

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	895,058	USD	952,950	State Street Bank and Trust Company	5/31/17	$4,387	$—
EUR	204,075	USD	217,113	State Street Bank and Trust Company	5/31/17	1,161	—
USD	5,433,540	CAD	7,112,308	HSBC Bank USA, N.A.	5/31/17	81,255	—
USD	799,847	EUR	745,000	State Street Bank and Trust Company	5/31/17	3,009	—
USD	212,482	EUR	200,000	State Street Bank and Trust Company	5/31/17	—	(1,434)
USD	377,961	EUR	355,000	State Street Bank and Trust Company	5/31/17	—	(1,740)
USD	382,764	EUR	360,000	State Street Bank and Trust Company	5/31/17	—	(2,285)
USD	3,220,939	EUR	3,029,519	State Street Bank and Trust Company	5/31/17	—	(19,377)
USD	9,938,331	EUR	9,349,104	State Street Bank and Trust Company	5/31/17	—	(61,293)
USD	802,077	GBP	640,008	HSBC Bank USA, N.A.	5/31/17	—	(838)
USD	3,717,693	GBP	2,982,027	Goldman Sachs International	6/30/17	—	(26,407)

						$229,446	$(194,974)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
U.S. 2-Year Treasury Note	275	Short	Jun-17	$(59,566,750)	$(59,524,609)	$42,141
U.S. 5-Year Deliverable Interest Rate Swap	62	Short	Jun-17	(5,898,234)	(5,939,406)	(41,172)
U.S. 5-Year Treasury Note	275	Short	Jun-17	(32,437,373)	(32,374,805)	62,568
U.S. 10-Year Deliverable Interest Rate Swap	156	Short	Jun-17	(14,143,375)	(14,252,062)	(108,687)
U.S. 10-Year Treasury Note	325	Short	Jun-17	(40,579,297)	(40,482,813)	96,484
U.S. Ultra 10-Year Treasury Note	180	Short	Jun-17	(24,144,563)	(24,100,313)	44,250

						$95,584

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet(1)	EUR	1,436	Receives	6-month Euro Interbank Offered Rate	0.00	%(2)	6/21/20	$(2,559)
LCH.Clearnet(1)	EUR	321	Pays	6-month Euro Interbank Offered Rate	0.25	(2)	12/21/21	(3,613)
LCH.Clearnet(1)	EUR	321	Receives	6-month Euro Interbank Offered Rate	0.25	(2)	12/21/21	7,042
LCH.Clearnet(1)	EUR	7,975	Receives	6-month Euro Interbank Offered Rate	0.00	(2)	6/21/22	(39,122)
LCH.Clearnet(1)	EUR	122	Receives	6-month Euro Interbank Offered Rate	0.50	(2)	6/21/27	(1,061)
LCH.Clearnet(1)	USD	1,700	Receives	3-month USD-LIBOR-BBA	1.25	(2)	6/21/19	(4,676)
LCH.Clearnet	USD	1,950	Receives	3-month USD-LIBOR-BBA	1.50	(2)	3/20/20	3,522

								$(40,467)

(1)	Effective date, which represents the date on which the Fund and the counterparty to the interest rate swap begin interest payment accrual, is after March 31, 2017.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received	Net Unrealized Appreciation

Bahamas	Deutsche Bank AG	$1,150	1.00	%(1)	6/20/22	2.85%	$(96,832)	$107,942	$11,110
Brazil	Citibank, N.A.	200	1.00	(1)	6/20/22	2.23	(11,723)	13,098	1,375
Brazil	Deutsche Bank AG	2,400	1.00	(1)	6/20/22	2.23	(140,682)	150,467	9,785
Russia	Citibank, N.A.	1,000	1.00	(1)	6/20/21	1.30	(11,667)	49,091	37,424
Russia	Deutsche Bank AG	1,200	1.00	(1)	9/20/20	1.04	(1,296)	90,577	89,281
Russia	Goldman Sachs International	600	1.00	(1)	9/20/20	1.04	(648)	50,802	50,154

Total		$6,550					$(262,848)	$461,977	$199,129

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2017, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $6,550,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Statement of Assets and Liabilities

Assets	March 31, 2017
Unaffiliated investments, at value (identified cost, $2,657,479,832)	$2,662,837,119
Affiliated investment, at value (identified cost, $67,535,929)	67,532,762
Cash	13,093,032
Restricted cash*	3,687,679
Foreign currency, at value (identified cost, $2,511,622)	2,509,448
Interest and dividends receivable	21,926,720
Dividends receivable from affiliated investment	62,239
Receivable for investments sold	7,082,627
Receivable for open forward foreign currency exchange contracts	229,446
Receivable for open swap contracts	199,129
Receivable for closed swap contracts	145,390
Tax reclaims receivable	1,360
Prepaid upfront fees on notes payable	906,966
Prepaid expenses	31,277
Total assets	$2,780,245,194

Liabilities
Notes payable	$585,000,000
Payable for reverse repurchase agreements, including accrued interest of $54,566	127,454,549
Payable for investments purchased	30,721,437
Payable for when-issued securities	9,915,078
Payable for variation margin on open financial futures contracts	962,271
Payable for variation margin on open centrally cleared swap contracts	3,120
Payable for open forward foreign currency exchange contracts	194,974
Premium received on open non-centrally cleared swap contracts	461,977
Payable to affiliates:
Investment adviser fee	1,741,654
Accrued expenses	1,997,997
Total liabilities	$758,453,057
Auction preferred shares (10,665 shares outstanding) at liquidation value plus cumulative unpaid dividends	$266,656,742
Net assets applicable to common shares	$1,755,135,395

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 116,147,018 shares issued and outstanding	$1,161,470
Additional paid-in capital	1,942,063,262
Accumulated net realized loss	(193,357,028)
Accumulated distributions in excess of net investment income	(196,946)
Net unrealized appreciation	5,464,637
Net assets applicable to common shares	$1,755,135,395

Net Asset Value Per Common Share
($1,755,135,395 ÷ 116,147,018 common shares issued and outstanding)	$15.11

*	Represents restricted cash on deposit at the custodian and brokers for open derivative contracts.

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Statement of Operations

Investment Income	Year Ended March 31, 2017
Interest and other income (net of foreign taxes, $1,288)	$137,225,242
Dividends	2,495,946
Interest allocated from/dividends from affiliated investment	380,884
Expenses allocated from affiliated investment	(3,579)
Total investment income	$140,098,493

Expenses
Investment adviser fee	$20,656,829
Trustees’ fees and expenses	84,750
Custodian fee	818,676
Transfer and dividend disbursing agent fees	19,662
Legal and accounting services	444,603
Printing and postage	482,443
Interest expense and fees	12,685,566
Preferred shares service fee	300,705
Miscellaneous	178,035
Total expenses	$35,671,269

Net investment income	$104,427,224

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(5,724,050)
Investment transactions in/allocated from affiliated investment	15,176
Financial futures contracts	1,726,243
Swap contracts	341,009
Foreign currency and forward foreign currency exchange contract transactions	3,842,356
Net realized gain	$200,734
Change in unrealized appreciation (depreciation) —
Investments	$95,234,349
Investments — affiliated investment	(3,167)
Financial futures contracts	169,252
Swap contracts	147,907
Foreign currency and forward foreign currency exchange contracts	1,577,216
Net change in unrealized appreciation (depreciation)	$97,125,557

Net realized and unrealized gain	$97,326,291

Distributions to preferred shareholders
From net investment income	$(2,084,005)

Net increase in net assets from operations	$199,669,510

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$104,427,224	$114,289,361
Net realized gain (loss) from investment transactions, written swaptions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	200,734	(34,311,012)
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	97,125,557	(115,124,307)
Distributions to preferred shareholders —
From net investment income	(2,084,005)	(805,466)
Net increase (decrease) in net assets from operations	$199,669,510	$(35,951,424)
Distributions to common shareholders —
From net investment income	$(115,811,864)	$(130,062,758)
Tax return of capital	(13,738,521)	(12,378,448)
Total distributions to common shareholders	$(129,550,385)	$(142,441,206)
Capital share transactions —
Cost of shares repurchased (see Note 6)	$—	$(18,579,420)
Net decrease in net assets from capital share transactions	$—	$(18,579,420)

Net increase (decrease) in net assets	$70,119,125	$(196,972,050)

Net Assets Applicable to Common Shares
At beginning of year	$1,685,016,270	$1,881,988,320
At end of year	$1,755,135,395	$1,685,016,270

Accumulated distributions in excess of net investment income included in net assets applicable to common shares
At end of year	$(196,946)	$(248,444)

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2017
Net increase in net assets from operations	$199,669,510
Distributions to preferred shareholders	2,084,005
Net increase in net assets from operations excluding distributions to preferred shareholders	$201,753,515
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,235,494,353)
Investments sold and principal repayments	1,356,182,206
Increase in short-term investments, net	(23,033,715)
Net amortization/accretion of premium (discount)	20,722,998
Amortization of prepaid upfront fees on notes payable	522,070
Increase in restricted cash	(2,095,950)
Decrease in interest and dividends receivable	4,785,137
Increase in dividends receivable from affiliated investment	(44,785)
Increase in receivable for open forward foreign currency exchange contracts	(168,200)
Increase in receivable for open swap contracts	(127,145)
Increase in receivable for closed swap contracts	(145,390)
Decrease in tax reclaims receivable	2,135
Increase in prepaid expenses	(1,451)
Increase in payable for variation margin on open financial futures contracts	779,342
Increase in payable for variation margin on open centrally cleared swap contracts	3,036
Decrease in payable for open forward foreign currency exchange contracts	(1,454,110)
Decrease in payable for open swap contracts	(59,762)
Increase in premium received on open non-centrally cleared swap contracts	29,797
Decrease in payable to affiliate for investment adviser fee	(4,292)
Increase in accrued expenses	141,735
Increase in accrued interest on reverse repurchase agreements	13,579
Increase in unfunded loan commitments	3,302,396
Net change in unrealized (appreciation) depreciation from investments	(95,231,182)
Net realized loss from investments	5,708,874
Net cash provided by operating activities	$236,086,485

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(129,550,385)
Cash distributions paid to preferred shareholders	(2,065,380)
Proceeds from notes payable	67,000,000
Repayments of notes payable	(142,000,000)
Proceeds from reverse repurchase agreements, net	(23,429,331)
Net cash used in financing activities	$(230,045,096)

Net increase in cash*	$6,041,389

Cash at beginning of year(1)	$9,561,091

Cash at end of year(1)	$15,602,480

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and reverse repurchase agreements	$12,035,283

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(13,671).

(1)	Balance includes foreign currency, at value.

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year (Common shares)	$14.510	$16.010	$16.600	$16.860	$16.550

Income (Loss) From Operations
Net investment income(1)	$0.899	$0.979	$1.044	$1.018	$1.041
Net realized and unrealized gain (loss)	0.834	(1.278)	(0.411)	(0.055)	0.516
Distributions to preferred shareholders
From net investment income(1)	(0.018)	(0.007)	(0.003)	(0.003)	(0.004)

Total income (loss) from operations	$1.715	$(0.306)	$0.630	$0.960	$1.553

Less Distributions to Common Shareholders
From net investment income	$(0.991)	$(1.114)	$(1.197)	$(1.178)	$(1.210)
Tax return of capital	(0.124)	(0.106)	(0.023)	(0.042)	(0.033)

Total distributions to common shareholders	$(1.115)	$(1.220)	$(1.220)	$(1.220)	$(1.243)

Anti-dilutive effect of share repurchase program (see Note 6)(1)	$—	$0.026	$—	$—	$—

Net asset value — End of year (Common shares)	$15.110	$14.510	$16.010	$16.600	$16.860

Market value — End of year (Common shares)	$13.830	$13.180	$14.390	$15.250	$17.100

Total Investment Return on Net Asset Value(2)	12.99%	(0.62)%	4.73%	6.50%	9.80%

Total Investment Return on Market Value(2)	13.85%	0.44%	2.47%	(3.53)%	14.83%

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Net assets applicable to common shares, end of year (000’s omitted)	$1,755,135	$1,685,016	$1,881,988	$1,950,819	$1,980,817
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.32%	1.37%	1.35%	1.27%	1.16%
Interest and fee expense(5)	0.73%	0.63%	0.54%	0.44%	0.44%
Total expenses(4)	2.05%	2.00%	1.89%	1.71%	1.60%
Net investment income	6.01%	6.49%	6.44%	6.16%	6.25%
Portfolio Turnover	45%	33%	35%	37%	46%
Senior Securities:
Total notes payable outstanding (in 000’s)	$585,000	$660,000	$803,200	$828,200	$496,200
Asset coverage per $1,000 of notes payable(6)	$4,456	$3,957	$3,675	$3,677	$5,529
Total preferred shares outstanding	10,665	10,665	10,665	10,665	10,665
Asset coverage per preferred share(7)	$76,524	$70,461	$68,979	$69,546	$89,917
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s APS (see Note 8), and the reverse repurchase agreements (see Note 9).

(6)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the notes payables and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 306%, 282%, 276%, 278% and 360% at March 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(8)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended March 31,
	2017	2016	2015	2014	2013
Expenses excluding interest and fees	0.87%	0.88%	0.86%	0.86%	0.85%
Interest and fee expense	0.49%	0.40%	0.34%	0.30%	0.32%
Total expenses	1.36%	1.28%	1.20%	1.16%	1.17%
Net investment income	3.99%	4.15%	4.10%	4.16%	4.57%

48	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing

49

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Notes to Financial Statements — continued

foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Fund’s investment in Cash Reserves Fund reflected the Fund’s proportionate interest in its net assets and the Fund recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received

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Notes to Financial Statements — continued

by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 11. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

N  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the

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Notes to Financial Statements — continued

agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

O  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

P Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of March 31, 2017 is as follows:

APS Issued and Outstanding

Series A	2,133
Series B	2,133
Series C	2,133
Series D	2,133
Series E	2,133

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are

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recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2017, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at March 31, 2017	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	1.43%	$416,895	0.78%	0.50–1.43
Series B	1.43	417,638	0.78	0.48–1.43
Series C	1.43	411,206	0.77	0.42–1.43
Series D	1.44	423,745	0.79	0.48–1.44
Series E	1.43	414,521	0.78	0.48–1.44

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2017.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2017 and March 31, 2016 was as follows:

	Year Ended March 31,
	2017	2016

Distributions declared from:
Ordinary income	$117,895,869	$130,868,224
Tax return of capital	$13,738,521	$12,378,448

During the year ended March 31, 2017, accumulated net realized loss was decreased by $103,580,363, accumulated distributions in excess of net investment income was decreased by $13,520,143 and paid-in capital was decreased by $117,100,506 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount, defaulted bond interest and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(171,205,629)
Net unrealized depreciation	$(16,883,708)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, swap contracts, investments in partnerships, premium amortization and accretion of market discount.

At March 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $89,002,001 and deferred capital losses of $82,203,628 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on March 31, 2018 ($67,565,640) and March 31, 2019 ($21,436,361), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term

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Notes to Financial Statements — continued

character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at March 31, 2017, $270,543 are short-term and $81,933,085 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,747,069,549

Gross unrealized appreciation	$51,782,475
Gross unrealized depreciation	(68,482,143)

Net unrealized depreciation	$(16,699,668)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended March 31, 2017, the Fund’s investment adviser fee amounted to $20,656,829. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended March 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$945,913,455	$1,157,626,015
U.S. Government and Agency Securities	279,299,011	199,912,366

	$1,225,212,466	$1,357,538,381

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2017 and March 31, 2016.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the year ended March 31, 2017. During the year ended March 31, 2016, the Fund repurchased 1,400,000 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $18,579,420 and an average price per share of $13.27. The weighted average discount per share to NAV on these repurchases amounted to 13.92% for the year ended March 31, 2016.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment

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Notes to Financial Statements — continued

the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2017 is included in the Portfolio of Investments. At March 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $457,822. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $830,000 at March 31, 2017.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2017 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$256,007	$256,007
Receivable for open forward foreign currency exchange contracts	—	229,446	—	229,446

Total Asset Derivatives	$—	$229,446	$256,007	$485,453

Derivatives not subject to master netting or similar agreements	$—	$—	$256,007	$256,007

Total Asset Derivatives subject to master netting or similar agreements	$—	$229,446	$—	$229,446

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Notes to Financial Statements — continued

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$(200,890)	$(200,890)
Payable for open forward foreign currency exchange contracts	—	(194,974)	—	(194,974)
Receivable for open swap contracts; Premium received on open non-centrally cleared swap contracts	(262,848)	—	—	(262,848)

Total Liability Derivatives	$(262,848)	$(194,974)	$(200,890)	$(658,712)

Derivatives not subject to master netting or similar agreements	$—	$—	$(200,890)	$(200,890)

Total Liability Derivatives subject to master netting or similar agreements	$(262,848)	$(194,974)	$—	$(457,822)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Deutsche Bank AG	$915	$(915)	$—	$—	$—
Goldman Sachs International	62,419	(57,324)	—	—	5,095
HSBC Bank USA, N.A.	81,255	(838)	—	—	80,417
JPMorgan Chase Bank, N.A.	14,061	(13,458)	—	—	603
State Street Bank and Trust Company	70,796	(70,796)	—	—	—

	$229,446	$(143,331)	$—	$—	$86,115

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(23,390)	$—	$—	$—	$(23,390)
Deutsche Bank AG	(275,155)	915	—	274,240	—
Goldman Sachs International	(57,324)	57,324	—	—	—
HSBC Bank USA, N.A.	(838)	838	—	—	—
JPMorgan Chase Bank, N.A.	(13,458)	13,458	—	—	—
State Street Bank and Trust Company	(87,657)	70,796	—	16,861	—

	$(457,822)	$143,331	$—	$291,101	$(23,390)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at March 31, 2017 is included at Note 9.

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Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2017 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$1,726,243
Swap contracts	258,751	—	82,258

Foreign currency and forward foreign currency exchange contract transactions	—	3,905,020	—

Total	$258,751	$3,905,020	$1,808,501

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$169,252
Swap contracts	186,907	—	(39,000)

Foreign currency and forward foreign currency exchange contracts	—	1,622,310	—

Total	$186,907	$1,622,310	$130,252

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$133,174,000	$64,780,000	$10,893,000

8  Credit Agreement

Effective December 22, 2015, the Fund entered into a Credit Agreement (the Agreement) with major financial institutions to borrow up to $900 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 21, 2018, the Fund pays a facility fee of 0.25% (0.35% if the Fund’s outstanding borrowings are less than 65% of the borrowing limit) per annum on the borrowing limit. The Fund also paid an upfront fee of $1,620,000, which is being amortized to interest expense over a period of three years through December 2018. The unamortized balance at March 31, 2017 is approximately $907,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2017, the Fund had borrowings outstanding under the Agreement of $585,000,000 at an interest rate of 1.85%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at March 31, 2017. Facility fees for the year ended March 31, 2017 totaled $2,281,250 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2017, the average borrowings under the Agreement and the average interest rate (excluding fees) were $611,934,247 and 1.44%, respectively.

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9  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of March 31, 2017 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Treasury and Agency Securities Pledged as Collateral

Bank of America	3/17/17	4/17/17	0.98%	$28,236,250	$28,247,780	$28,582,025
Bank of America	3/17/17	4/17/17	1.08	51,565,777	51,588,981	53,475,483
KGS Alpha Capital	3/17/17	4/17/17	1.00	47,597,956	47,617,788	49,866,114

Total				$127,399,983	$127,454,549	$131,923,622

At March 31, 2017, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the year ended March 31, 2017, the average borrowings under settled reverse repurchase agreements and the average interest rate were $140,817,788 and 0.75%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At March 31, 2017, the market value of securities pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for each counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at March 31, 2017. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 11) at March 31, 2017.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

58

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Notes to Financial Statements — continued

At March 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$951,643,584	$2,238,899	$953,882,483
Corporate Bonds & Notes	—	906,335,347	0	906,335,347
Foreign Government and Agency Securities	—	61,161,042	—	61,161,042
Sovereign Loans	—	1,147,125	—	1,147,125
Mortgage Pass-Throughs	—	180,683,209	—	180,683,209
Collateralized Mortgage Obligations	—	320,397,890	—	320,397,890
Commercial Mortgage-Backed Securities	—	89,762,470	—	89,762,470
Asset-Backed Securities	—	57,979,705	—	57,979,705
U.S. Government Agency Obligations	—	32,258,489	—	32,258,489
U.S. Treasury Obligations	—	28,582,025	—	28,582,025
Common Stocks	2,318,566	834,246	4,480,901	7,633,713
Convertible Bonds	—	220,500	—	220,500
Convertible Preferred Stocks	—	—	0	0
Preferred Stocks	—	862,500	—	862,500
Closed-End Funds	21,257,451	—	—	21,257,451
Warrants	—	173,232	0	173,232
Miscellaneous	—	445	0	445
Short-Term Investments —
U.S. Treasury Obligations	—	499,493	—	499,493
Other	—	67,532,762	—	67,532,762

Total Investments	$23,576,017	$2,700,074,064	$6,719,800	$2,730,369,881

Forward Foreign Currency Exchange Contracts	$—	$229,446	$—	$229,446
Futures Contracts	245,443	—	—	245,443
Swap Contracts	—	10,564	—	10,564

Total	$23,821,460	$2,700,314,074	$6,719,800	$2,730,855,334

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(194,974)	$—	$(194,974)
Futures Contracts	(149,859)	—	—	(149,859)
Swap Contracts	—	(313,879)	—	(313,879)

Total	$(149,859)	$(508,853)	$—	$(658,712)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2017 is not presented.

At March 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

12  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the

59

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Notes to Financial Statements — continued

time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $4,460,000 (equal to 0.25% of net assets applicable to common shares at March 31, 2017). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

60

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of March 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Limited Duration Income Fund as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 19, 2017

61

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended March 31, 2017, the Fund designates approximately $2,266,536, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

62

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 19, 2017. The following action was taken by the shareholders:

Item 1.  The election of Thomas E. Faust Jr., Mark R. Fetting, William H. Park and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2020. Mr. Park was elected solely by APS shareholders.

Nominees for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr.	101,460,929	1,509,804
Mark R. Fetting	101,456,011	1,514,722
Harriett Tee Taggart	101,420,504	1,550,229

Nominees for Trustee Elected by APS Shareholders	Number of Shares
	For	Withheld
William H. Park	7,607	10

63

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

64

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2017, Fund records indicate that there are 79 registered shareholders and approximately 78,240 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVV.

65

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2019. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Class II Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

66

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class I Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valdo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dyne Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee(6)	Until 2017. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class III Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2020. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Class III Trustee(6)	Until 2018(4). Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

67

Eaton Vance

Limited Duration Income Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Class I Trustee	Until 2019. Trustee since 2016.

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	Due to a lack of quorum of APS, the Fund was unable to act on election of Mr. Verni. Accordingly, Mr. Verni will remain in office and continue to serve as Trustee of the Fund.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(6)	APS Trustee

68

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1856    3.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief

Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2016 and March 31, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/16	3/31/17
Audit Fees	$125,440	$133,715
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,991	$21,201
All Other Fees(3)	$0	$0

Total	$146,431	$154,916

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2016 and March 31, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/16	3/31/17
Registrant	$20,991	$21,201
Eaton Vance(1)	$56,434	$46,000

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Ralph F. Verni (Chair), Scott E. Eston, George J. Gorman, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Catherine C. McDermott, Scott H. Page, Eric A. Stein, Payson F. Swaffield, Andrew Szczurowski and Michael W. Weilheimer comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since May 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since May 2003. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mr. Weilheimer is a Vice President of EVM, has been a portfolio manager of the Fund since May 2003 and is Director of EVM’s High Yield Investments Group. Ms. McDermott and Messrs. Page, Stein, Swaffield, Szczurowski and Weilheimer have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$3,186.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	13	$23,505.5	0	$0
Other Pooled Investment Vehicles	12	$8,252.7	1	$2.4
Other Accounts	8	$4,004.3	0	$0

Eric A. Stein(1)
Registered Investment Companies	15	$23,138.4	0	$0
Other Pooled Investment Vehicles	3	$346.8	1	$17.2
Other Accounts	0	$0	0	$0

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Payson F. Swaffield
Registered Investment Companies	2	$3,186.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew Szczurowski(1)
Registered Investment Companies	6	$6,759.4	0	$0
Other Pooled Investment Vehicles	1	$225.7	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies
Other Pooled Investment Vehicles	7	$11,210.2	0	$0
Other Accounts	3	$578.5	0	$0
	16	$2,721.0	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Scott H. Page	$500,001 - $1,000,000
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	$100,001 - $500,000
Andrew Szczurowski	$10,001 - $50,000
Michael W. Weilheimer	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2016	—	—	—	10,354,702
May 2016	—	—	—	10,354,702
June 2016	—	—	—	10,354,702
July 2016	—	—	—	10,354,702
August 2016	—	—	—	10,354,702
September 2016	—	—	—	10,354,702
October 2016	—	—	—	10,354,702
November 2016	—	—	—	10,354,702
December 2016	—	—	—	10,354,702
January 2017	—	—	—	10,354,702
February 2017	—	—	—	10,354,702
March 2017	—	—	—	10,354,702
Total	—	—	—

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: May 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: May 23, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: May 23, 2017